As filed with the Securities and Exchange Commission on April 27, 2000


                                                       Registration No. 33-75280
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM S-6

                        Post-Effective Amendment No. 7

                           TO REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                                ---------------
                      The American Separate Account No. 3
                             (Exact name of Trust)


                The American Life Insurance Company of New York
                              (Name of Depositor)


                                ---------------
                                320 Park Avenue
                           New York, New York 10022
             (Address of Depositor's Principal Executive Offices)


                                ---------------
                            Patrick A. Burns, Esq.
              Senior Executive Vice President and General Counsel
                The American Life Insurance Company of New York
                   320 Park Avenue, New York, New York 10022
                    (Name and Address of Agent for Service)


                                ---------------
                                   Copy to:
                       W. Randolph Thompson, of Counsel
                             Jones & Blouch L.L.P.
                                 Suite 410 East
                          1025 Thomas Jefferson St. NW
                             Washington, D.C. 20007


                                ---------------
  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.



               It is proposed that this filing will become effective:
                      [ ] immediately upon filing pursuant to paragraph (b) of
                          Rule 485
                      [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
                      [ ] 60 days after filing pursuant to paragraph (a) of
                          Rule 485
                      [ ] on (date) pursuant to paragraph (a) of Rule 485



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET
                       (File No. 33-75280, VUL Policies)
                      Registration Statement on Form N-6)

 Form N-8B-2
  Item No.   Caption in Prospectus
------------ -----------------------------------------------------------------------------------------------------------
       1     Cover Page
       2     Cover Page; About American Life and Our Separate Account No. 3
       3     Not Applicable
       4     About American Life and Our Separate Account No. 3; Administrative Matters -- Distribution of the Policies
       5     About American Life and Our Separate Account No. 3
       6     About American Life and Our Separate Account No. 3
       7     Not applicable
       8     Not applicable
       9     Other Matters -- Legal Proceedings
      10     Policy Features and Payment of Premiums; Access to Your Account Balance; Federal Tax
             Considerations; Your Voting Rights for Meetings of the Underlying Funds; Fund and Other Changes We May
             Make
      11     Underlying Funds Invested in by Our Separate Account
      12     Cover Page; Underlying Funds Invested in by Our Separate Account
      13     Charges and Deductions You Will Pay; Policy Features and Payment of Premiums
      14     Policy Features and Payment of Premiums -- Policy Issue
      15     Policy Features and Payment of Premiums
      16     Your Account Balance in the Separate Account Funds
      17     Access to Your Account Balance; How to Contact Us and Give Us Instructions
      18     Not Applicable
      19     Administrative Matters -- Notices, Confirmation Statements and Reports to Policyowners
      20     Not Applicable
      21     Access to Your Account Balance -- Policy Loans
      22     Not Applicable
      23     Omitted
      24     Administrative Matters; Other Information
      25     About American Life and Our Separate Account No. 3
      26     Charges and Deductions You Will Pay
      27     About American Life and Our Separate Account No. 3
      28     Our Executive Officers and Directors
      29     About American Life and Our Separate Account No. 3 -- American Life
      30     Not Applicable
      31     Omitted
      32     Not Applicable
      33     Not Applicable
      34     Not Applicable
      35     Omitted
      36     Not Applicable
      37     No Applicable
      38     Administrative Matters -- Distribution of the Policies
      39     Administrative Matters -- Distribution of the Policies
      40     Not Applicable
      41     Omitted
      42     Not Applicable
      43     Not Applicable
      44     You Account Balance in the Separate Account Funds
      45     Not Applicable
      46     Your Account Balance in the Separate Account Funds; Access to Your Account Value; Our General Account
      47     Not Applicable
      48     Not Applicable
      49     Not Applicable
      50     About American Life and Our Separate Account No. 3 -- The Separate Account
      51     About American Life and Our Separate Account No. 3; Policy Features and Payment of Premiums;
             Insurance Benefits Upon Death of the Insured Person
      52     Funding and Other Changes We May Make
      53     Federal Tax Considerations
      54     Not Applicable
      55     Not Applicable
      56     Not Applicable
      57     Not Applicable
      58     Not Applicable
      59     Financial Statements of the Separate Account and American Life

  PROSPECTUS
    ----------------------------------------------------------------------------

                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   Issued by
                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   320 Park Avenue, New York, New York 10022

                                    Through
                      THE AMERICAN SEPARATE ACCOUNT NO. 3
    ----------------------------------------------------------------------------


  The Policies - This Prospectus describes our variable universal life insurance policies (Policies). The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you. We no longer offer the Policies for sale.


  In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. You should note that the purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

  Investment Alternatives for Your Account Balance - You may allocate your Account Balance to any of the Funds of The American Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds and the Separate Account at any time, without charge.

  The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:

   o Mutual of America Investment Corporation: Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Money Market Fund;

   o Scudder Variable Life Investment Fund: Capital Growth Portfolio, Bond Portfolio and International Portfolio;

   o  Variable Insurance Products Funds of Fidelity Investments(R):
      Equity-Income Portfolio of the Variable Insurance Products Fund, and Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II;

   o  Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.; and


   o American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

  We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

  We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".


  Prospectuses - You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. Attached to this Prospectus are the prospectuses for the Underlying Funds. This Prospectus is not valid unless the prospectuses of the Underlying Funds are attached to it.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

    ----------------------------------------------------------------------------


  Dated: May 1, 2000

                               TABLE OF CONTENTS





                                                                        Page
                                                                       -----
  Introduction and Summary ...........................................   1
  Policy Features and Payment of Premiums ............................   5
   Policy Issue ......................................................   5
   Basic Death Benefit Plan ..........................................   5
   Supplemental Insurance Benefits ...................................   6
   Scheduled Premiums ................................................   6
   Unscheduled Premiums ..............................................   7
   Limitation on Premiums ............................................   7
   Allocation of Premiums ............................................   7
   Dollar Cost Averaging .............................................   7
   Changes in the Face Amount of Your Policy .........................   8
   Policy Lapse and Reinstatement ....................................   8
  Underlying Funds Invested in by Our Separate Account ...............   9
   Investment Advisers for the Underlying Funds ......................  12
  Assumption of Policies by Mutual of America ........................  12
  Your Account Balance in the Separate Account Funds .................  13
  Our General Account ................................................  14
  Access to Your Account Balance .....................................  15
   Surrender of Policy ...............................................  15
   Partial Withdrawals of Account Balance ............................  15
   Your Right to Transfer Among Investment Alternatives ..............  15
   How to Tell Us an Amount for Transfers or Partial Withdrawals .....  15
   Policy Loans ......................................................  16
   Accelerated Benefit for Terminal Illness ..........................  17
   Maturity Benefit ..................................................  18
   When We May Postpone Payments .....................................  18
  Insurance Benefits Upon Death of Insured Person ....................  19
   Death Proceeds ....................................................  19
   Basic Death Benefit ...............................................  19
   Corridor Percentages ..............................................  19
   Payment Options ...................................................  20
  Charges and Deductions You Will Pay ................................  21
   Cost of Insurance Charges .........................................  21
   Administrative Charges ............................................  21
   Mortality and Expense Risks Charges ...............................  22
   Supplemental Insurance Benefits Fee ...............................  22
   Accelerated Benefit Fee ...........................................  22
   Premium and Other Taxes ...........................................  22
   Changes in Policy Cost Factors ....................................  22
   Fees and Expenses of Underlying Funds .............................  23

                                                                            Page
                                                                           -----
  How to Contact Us and Give Us Instructions .............................  24
   Contacting American Life ..............................................  24
   Transfers, Allocation Changes, Loans and Withdrawals by Telephone .....  24
   Where You Should Direct Requests ......................................  24
  About American Life and Our Separate Account No. 3 .....................  25
  Federal Tax Considerations .............................................  26
   Obtaining Tax Advice ..................................................  26
   Tax Status of the Policies ............................................  26
   Tax Treatment of Policy Benefits and Access of Account Balance ........  27
   Policy Loan Interest ..................................................  28
   Estate Taxes ..........................................................  28
  Your Voting Rights for Meetings of the Underlying Funds ................  30
  Funding and Other Changes We May Make ..................................  30
  Administrative Matters .................................................  31
   Notices, Confirmation Statements and Reports to Policyowners ..........  31
   Miscellaneous Policy Provisions .......................................  31
   Distribution of the Policies ..........................................  31
  Other Information ......................................................  32
  Our Executive Officers and Directors ...................................  33
  Definitions We Use in This Prospectus ..................................  35
  Policy Illustrations ...................................................  37
   Face Amount $100,000...................................................  38
   Face Amount $500,000...................................................  46
  Financial Statements of the Separate Account and American Life .........  50
   Separate Account No. 3 ................................................  51
   American Life .........................................................  64


  This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a Policy.

     SUPPLEMENT TO PROSPECTUS
     ----------------------------------------------------------------------
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   Issued by
                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                320 Park Avenue
                           New York, New York 10022

                                    Through
                      THE AMERICAN SEPARATE ACCOUNT NO. 3
     ----------------------------------------------------------------------
             **This Supplement is for Massachusetts Policies Only**
     ----------------------------------------------------------------------
     All references in the Prospectus to "scheduled premiums" are changed to "planned premiums". All references in the Prospectus to "unscheduled premiums", and accompanying text pertaining to unscheduled premiums, are deleted.

     The discussion in the Prospectus is supplemented by the following:


     There are planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.


     Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

     You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.


     ----------------------------------------------------------------------

     Supplement, dated May 1, 2000
     to Prospectus, dated May 1, 2000

                            INTRODUCTION AND SUMMARY


  The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions at the end of this Prospectus under "Definitions We Use in This Prospectus".



  The Policy
    ----------------------------------------------------------------------------


  The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition.

     As a life insurance policy, the Policy provides for:

    o a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit you select for your Policy,

    o   Policy Loans,

    o   a variety of death proceeds payment options, and

    o other features traditionally associated with life insurance, such as optional supplemental benefits.

     As a variable universal life policy, the Policy provides for:

    o an Account Balance that varies based on the Investment Alternatives you select,

    o allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

    o flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.


  Your Premium Payments
    ----------------------------------------------------------------------------

  We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your banking account or other account or unless premiums are payable under a Payroll Deduction Program.


  You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. Refer to "Policy Features and Payment of Premiums".



  Choice of Basic Death Benefit
    ----------------------------------------------------------------------------

  You may choose as your Basic Death Benefit either a Face Amount Plan, which generally provides a level death benefit equal to the Face Amount, or a Face Amount Plus Plan, which provides for a death benefit that varies as your Account Balance changes. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".


  Supplemental Benefits by Rider to Policy
    ----------------------------------------------------------------------------


  We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider for which you would pay an additional monthly fee. Refer to "Policy Features and Payment of Premiums -- Supplemental Insurance Benefits".

  Investment Alternatives for Your Account Balance
    ----------------------------------------------------------------------------

  You may allocate your premiums among the General Account and one or more of the Separate Account Funds. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to "Access to Your Account Balance."

  The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual rate of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

  This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.


  The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.



  Underlying Funds Invested in by the Separate Account
    ----------------------------------------------------------------------------

  The Separate Account Funds currently invest in seventeen Underlying Funds, which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds Invested in by Our Separate Account" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus.


  Charges Under Your Policy
    ----------------------------------------------------------------------------

  We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges and Deductions You Will Pay". The charges include:

    o an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.20% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%); and


    o a risk charge at an annual rate of 0.35% for assuming certain mortality risks under the Policies and a charge at an annual rate of 0.15% for assuming certain expense risks under the Policies.


  We deduct certain monthly charges directly from your Account Balance. Refer to "Charges and Deductions You Will Pay". The monthly charges include:

    o an administrative expense charge of $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 in any month;

    o a cost of insurance charge to pay for the life insurance we provide under the Policy; and

    o   a deduction to pay the cost of any riders to your Policy.

  Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are unisex.

  Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

  During 1999, the Underlying Funds incurred the following total operating expenses as a percentage of net assets:


  Mutual of America Investment Corporation Funds: Money Market -- .25%; Equity Index -- .125%; each of All America, Bond, Short-Term Bond, Mid-Term Bond and Composite -- .50%; and Aggressive Equity -- .85%. The expenses shown are management fees. The Funds' adviser voluntarily pays the Funds' operating expenses other than transaction costs and extraordinary expenses.



  Scudder Variable Life Portfolios: Capital Growth -- .49% (.46% management fee and .03% other expenses); Bond -- .57% (.48% management fee and .09% other expenses); International -- 1.03% (.85% management fee and .18% other expenses).

  Fidelity Portfolios: VIP Equity-Income -- .57% (.48% management fee and .09% other expenses); VIP II Contrafund -- .67% (.58% management fee and .09% other expenses); and VIP II Asset Manager -- .63% (.53% management fee and .10% other expenses).

  Calvert Social Balanced Portfolio -- .89% (.70% management fee and .19% other expenses).


  American Century VP Capital Appreciation Fund -- 1.00% as a management fee. The Fund's adviser pays its operating expenses other than transaction costs, fees of non-interested directors and extraordinary expenses.


  Partial Withdrawals and Surrender of Policy; Transfers of Account Balance
    ----------------------------------------------------------------------------

  You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You make take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Balance".

  You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "Access to Your Account Balance -- Your Right to Transfer Among Investment Alternatives".

  We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.


  Your Right to Borrow From The Policy
    ----------------------------------------------------------------------------

  You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Balance -- Policy Loans".


  How to Make an Allocation Change, Transfer, Withdrawal, Surrender or Policy Loan Request
    ----------------------------------------------------------------------------

  In Writing. You may give instructions in writing on our forms for allocation changes, transfers of Account Balance among Investment Alternatives, partial withdrawals of Account Balance, surrender of the Policy and Policy Loans. Refer to "How to Contact Us and Give Us Instructions".


  By Telephone. Using a Personal Identification Number (PIN) we have assigned, you may call us at 1-800-872-5963 for certain transactions and information. Refer to "How to Contact Us and Give Us Instructions".

  Our Home Office and Processing Center. Our home office address is 320 Park Avenue, New York, New York 10022. The address for our Financial Transactions Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.


  Confirmation Statements. We will send you confirmation statements (which may be your quarterly statements) for your allocation changes and for your premiums, transfers and withdrawals of Account Balance and Policy Loans. You must promptly notify us of any error in a confirmation statement, or you will give up your right to have us correct the error. Refer to "Notices, Confirmation Statements and Reports to Policyowners".

  Accelerated Benefit for Terminal Illness
    ----------------------------------------------------------------------------

  Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured person is determined to have less than one year to live. You must pay an administrative fee of $250 at the time we pay the Accelerated Benefit. Refer to "Access to Your Account Balance -- Accelerated Benefit for Terminal Illness" and "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".


  Your Initial Right to Return Policy
    ----------------------------------------------------------------------------


  For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have your premiums returned. Refer to "Policy Features and Payment of Premiums -- Policy Issue".



  Federal Tax Considerations
    ----------------------------------------------------------------------------

  For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

  Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Policy".

     If your Policy is not a Modified Endowment Contract:

    o distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

    o   Policy Loans are not treated as distributions; and

    o neither distributions nor Policy Loans are subject to the 10% penalty tax.

  Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. If your Policy is a Modified Endowment Contract:

    o all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

    o if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

  If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

  Death Benefits. Your beneficiary receives death benefits payable under the Policy on a tax-free basis, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

                    POLICY FEATURES AND PAYMENT OF PREMIUMS




  Policy Issue
    ----------------------------------------------------------------------------


  We no longer offer the Policy for sale. This discussion of Policy Issue describes the procedures we used for Policies previously issued. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million.


  An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

  Before issuing a Policy, we will require evidence of insurability satisfactory to us.

    o If the person to be insured is age 50 or less and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

    o We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 50 or older.

  We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on unfavorable health characteristics.

  For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.


  We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

  Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.


  Basic Death Benefit Plan
    ----------------------------------------------------------------------------


  In your application for a Policy, you chose a Basic Death Benefit. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person".


     Under a Face Amount Plan:

    o   the death benefit generally will be the Face Amount, and

    o premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (see "Charges and Deductions You Will Pay").

  Under a Face Amount Plus Plan:

    o the death benefit generally will be the Face Amount plus the Account Balance, and

    o premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount on which you must pay cost of insurance charges.

  Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

    o if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

    o if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

  A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).


  Supplemental Insurance Benefits
    ----------------------------------------------------------------------------

  We may make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly fee for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay -- Supplemental Insurance Benefits Fee".

  Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

  You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. After we have issued a rider we automatically insure each additional child when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.


  Scheduled Premiums
    ----------------------------------------------------------------------------

  For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. We will send you notices of when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50.

     If your Policy has a Payroll Deduction Rider:

    o   there is no minimum amount of scheduled premiums;

    o on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

    o if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

  We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations".

  You ordinarily may change the amount or timing of your scheduled premiums at any time. However, you may not decrease scheduled premiums to less than the applicable minimum. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

  Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force.

    o Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but rather whether, on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

    o We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."


  Unscheduled Premiums
    ----------------------------------------------------------------------------

  You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year. We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.


  Limitation on Premiums
    ----------------------------------------------------------------------------

  We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".


  Allocation of Premiums
    ----------------------------------------------------------------------------


     You may allocate your premium among the Investment Alternatives.



  You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each premium to be allocated to each of the Investment Alternatives.

  You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.


  Dollar Cost Averaging
    ----------------------------------------------------------------------------

  We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.


  Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

  Changes in the Face Amount of Your Policy
    ----------------------------------------------------------------------------

  From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances.

    o To change your Face Amount, you must submit to our Processing Office a Written Request.

    o A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

    o   We reserve the right to limit the amount of any increase or decrease.

    o   The current minimum for any requested change in Face Amount is $5,000.

  If the insured is not living on the effective date of a change, the change will not take effect. Following any change in Face Amount, we will send you new Policy Specifications Pages that update the information to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations."

  Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it.

  The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.


  Policy Lapse and Reinstatement
    ----------------------------------------------------------------------------

  If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.


  We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.

  You can reinstate a lapsed Policy during the insured person's lifetime if all of the following conditions are met:

  (a) The Policy lapsed because the grace period ended without the required payment having been made.

  (b) The Policy is reinstated within three years of the end of the grace period.

  (c) The Policy has not been surrendered.

  (d) We receive from you evidence that the insured person is insurable by our standards.

  (e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

  (f) You pay any insurance charges not paid during the grace period.

  (g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

  Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT


  Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


  Equity Index Fund of the Investment Company
    ----------------------------------------------------------------------------

  The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index(R)). The Fund invests primarily in common stocks that are included in the S&P 500 Index.


  All America Fund of the Investment Company
    ----------------------------------------------------------------------------

  The investment objective of the All America Fund is to outperform the S&P 500 Index, by investing in a diversified portfolio primarily common stocks.

  The Fund invests approximately 60% of its assets (the Indexed Assets) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


  Mid-Cap Equity Index Fund of the Investment Company
    ----------------------------------------------------------------------------

  The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index(R). The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.


  Aggressive Equity Fund of the Investment Company
    ----------------------------------------------------------------------------


  The investment objective of the Aggressive Equity Fund is capital appreciation, by investing in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.



  Composite Fund of the Investment Company
    ----------------------------------------------------------------------------

  The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


     ----------
 * Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

  Bond Fund of the Investment Company
    ----------------------------------------------------------------------------

  The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital.

  The Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


  Mid-Term Bond Fund of the Investment Company
    ----------------------------------------------------------------------------

  The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years.

  The Mid-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


  Short-Term Bond Fund of the Investment Company
    ----------------------------------------------------------------------------

  The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years.

  The Short-Term Bond Fund seeks to achieve its objective by investing primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.


  Money Market Fund of the Investment Company
    ----------------------------------------------------------------------------

  The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

  The Money Market Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund.


  Fidelity VIP Equity-Income Portfolio
    ----------------------------------------------------------------------------

  The investment objective of the Equity-Income Portfolio is reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.


  Fidelity VIP II Contrafund Portfolio
    ----------------------------------------------------------------------------

  The investment objective of the Contrafund Portfolio is capital appreciation. It seeks to increase the value of an investment in the Portfolio over the long term by investing in securities of companies whose value its adviser believes is not fully recognized by the public. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio normally invests primarily in common stocks.


  Fidelity VIP II Asset Manager Portfolio
    ----------------------------------------------------------------------------

  The investment objective of the Asset Manager Portfolio is high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term and money-market instruments.

  The Portfolio's adviser normally allocates the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.


  Scudder Capital Growth Portfolio
    ----------------------------------------------------------------------------


  The investment objective of the Scudder Capital Growth Portfolio is to maximize long-term capital growth through a broad and flexible investment program.

  The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. The Portfolio may invest up to 20% of its assets in intermediate to longer term debt instruments, depending on market and economic conditions.



  Scudder Bond Portfolio
    ----------------------------------------------------------------------------


  The investment objective of the Scudder Bond Portfolio is to provide a high level of income consistent with a high quality portfolio of debt securities.

  To achieve its objective, the Portfolio invests principally in investment grade bonds, including those issued by the U.S. Government and its agencies and by corporations, and other notes and bonds paying high current income. The Portfolio may invest up to 20% of its assets in non-investment grade debt securities.


  Scudder International Portfolio
    ----------------------------------------------------------------------------


  The investment objective of the Scudder International Portfolio is to seek long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.


  The Portfolio invests primarily in equity securities of established companies that do business primarily outside the United States and that are listed on foreign exchanges. In the event of exceptional conditions abroad, the Portfolio may temporarily invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.


  American Century VP Capital Appreciation Fund
    ----------------------------------------------------------------------------

  The investment objective of the American Century VP Capital Appreciation Fund is capital growth by investing primarily in common stocks that meet certain fundamental and technical standards of selection and have, in the opinion of the Fund's manager, better-than-average prospects for appreciation.


  Calvert Social Balanced Portfolio
    ----------------------------------------------------------------------------

  The investment objective of Calvert Social Balanced Portfolio is to achieve a competitive total return through an actively managed non-diversified portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the social concern criteria established for the Portfolio.


  Shared and Mixed Fund Arrangements. Shares of the Fidelity Portfolios, the Scudder Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Social Balanced Portfolio (together, the Shared Funds) currently are available to the separate accounts of a number of insurance companies. Shares of Mutual of America Investment Corporation and shares of certain of the Shared Funds (together, the Mixed Funds) currently are available to separate accounts for both variable annuity and variable life insurance products.

  The Board of Directors (or Trustees) of each Shared and Mixed Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

  Investment Advisers for the Underlying Funds
    ----------------------------------------------------------------------------

  Mutual of America Investment Corporation: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into subadvisory agreements with Oak Associates, Ltd. and Fred Alger Management, Inc. Each of these subadvisers provides investment advice for approximately 10% of the All America Fund's assets.


  Scudder Variable Life Investment Fund: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Scudder Kemper Investments, Inc.


  Fidelity Portfolios: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.


  Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into a subadvisory agreement with NCM Capital Management Group, Inc. for the equity portion of the Portfolio.


  American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.


                   Assumption of Policies by Mutual of America
                   -------------------------------------------

  As part of a consolidation of its insurance operations, Mutual of America Life Insurance Company (MUTUAL OF AMERICA), our parent corporation, has entered into an assumption reinsurance agreement with us. Under this agreement, American Life is ceding and Mutual of America is assuming substantially all of our outstanding individual business, including the Policies. Mutual of America is combining all insurance operations into one entity to enhance service to contract and policy owners and obtain economies of scale.

  Mutual of America has declared its intention to sell the outstanding common stock of American Life to a third party. An additional assumption offer to remaining American Life Policyowners may occur in connection with the sale of American Life. In the majority of states, American Life Policyowners have the right to opt out of the assumption by providing timely notice to American Life. In the remaining states, American Life Policyowners must consent to the assumption before it can occur.

  When Mutual of America assumes an American Life Policy, it becomes the issuer in place of American Life and has all of the obligations and holds all of the assets under the assumed Policy through its General Account and Separate Account No. 3. The Policy described in this Prospectus is identical to the Mutual of America Policy, except for the identity of the issuer and its separate account and the right under the Mutual of America Policy to participate in divisible surplus. Account balances, unit values and number of accumulation units in each Separate Account Fund are not changed by assumption.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS



  Accumulation Units in Separate Account Funds
    ----------------------------------------------------------------------------

  We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

  We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

  Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.


  Calculation of Accumulation Unit Values
    ----------------------------------------------------------------------------

  We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

  The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

    o changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

    o Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)


  Accumulation Unit Values for Transactions
    ----------------------------------------------------------------------------

  When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

  The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the premium or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

  We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

                              OUR GENERAL ACCOUNT



  Scope of Prospectus
    ----------------------------------------------------------------------------

  This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


  General Description
    ----------------------------------------------------------------------------

  Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

  We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

  We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual rate of at least 3%. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of 3% per year. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. We credit interest daily and compound it annually. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Balance -- Policy Loans".


  Transfers and Withdrawals
    ----------------------------------------------------------------------------

  You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                         ACCESS TO YOUR ACCOUNT BALANCE


  You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below.


  Surrender of Policy
    ----------------------------------------------------------------------------

  You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the Surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits under your Policy will then cease.


  Partial Withdrawals of Account Balance
    ----------------------------------------------------------------------------

  You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

  A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

    o If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

    o If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.


  Your Right to Transfer Among Investment Alternatives
    ----------------------------------------------------------------------------

  You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future.


  How to Tell Us an Amount for Transfers or Partial Withdrawals
    ----------------------------------------------------------------------------

  To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:


    o   the dollar amount to be taken from each Investment Alternative,

    o for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

    o the percentage of your Account Balance in a particular Investment Alternative to be transferred or withdrawn.

  For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.


  Policy Loans
    ----------------------------------------------------------------------------

  You may request a Policy Loan only on your Account Balance in the General Account. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

  We will grant you a Policy Loan if you meet all of the following conditions.

    o   We receive at our Processing Office your Written Request for a loan.

    o The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

    o   The amount of the requested loan is at least $500.

    o   The sole security for the loan will be the Policy.

    o   You have assigned the Policy to us in a form acceptable to us.

    o   Your Policy is in effect.

  The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

    o   our guaranteed rate of interest (3% per annum) plus 1% per year, or

    o the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

  A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

    o We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

    o We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

    o We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

  We will notify you, and any assignee on our records:

     o at the time you take a Policy Loan, of the initial rate of interest on that loan, and

     o at least 28 days before an interest rate increase, of the terms of that increase.

  We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

  Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding.

  If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums -- Policy Lapse and Reinstatement". Depending on the percentage of your Account Balance that you request as a

  Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits and Access of Account Balance".

  We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

  You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan from your Surrender Proceeds or Maturity Proceeds or from the Death Proceeds we pay to your beneficiary(ies).


  Accelerated Benefit for Terminal Illness
    ----------------------------------------------------------------------------

  You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will charge you a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

  The amount of the Accelerated Benefit will be the present value (discounted for a one-year period) of the lesser of:

    o   $200,000, or

    o 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

  The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

    o the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

    o   the then-current maximum rate of interest on Policy Loans.


  For the Accelerated Benefit to be payable, the following requirements must be met.

  (a) We must receive at our Processing Office:

    o   the Policy or, if applicable, the Accelerated Benefit rider;

    o   your Written Request for payment of the Accelerated Benefit;

    o the Written Consent of all irrevocable beneficiaries, if any, under the Policy; and

    o   evidence satisfactory to us of the insured person's terminal illness.

  (b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

  (c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.


  If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.


  The required evidence of terminal illness may include, but is not limited to:

  (a) a certification of state of health by a licensed physician who:

    o   has examined the insured person,

    o   is qualified to provide that certification, and

    o is neither the Policyowner, the insured person, nor a family member of either; and

  (b) a second opinion or examination by a physician we designate, which will be at our expense.

  After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

    o The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

    o We will base subsequent premiums and cost of insurance charges under the Policy, however, on the Account Balance and Face Amount that were in effect prior to the payment of the Accelerated Benefit.


  Maturity Benefit
    ----------------------------------------------------------------------------

  The Maturity Date for a Policy occurs when the insured person attains the age of 100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

  We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

  The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

  The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person -- Payment Options".


     When We May Postpone Payments
    ----------------------------------------------------------------------------

  We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

    o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

    o The Commission by order permits postponement for the protection of Policyowners; or

    o An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                INSURANCE BENEFITS UPON DEATH OF INSURED PERSON



  Death Proceeds
    ----------------------------------------------------------------------------


  When we receive at our Home Office due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.


  The Death Proceeds under a Policy are equal to:

    o the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

    o the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.


  Basic Death Benefit
    ----------------------------------------------------------------------------

  Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

  The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.


  Under the Face Amount Plan, the Basic Death Benefit will be the greater of


    o   the Policy's Face Amount on the date of the insured person's death, or

    o the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.


  Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

    o the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

    o the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.


  Corridor Percentages
    ----------------------------------------------------------------------------

  Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

  The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                           CORRIDOR PERCENTAGE CHART



 Attained    Corridor      Attained    Corridor        Attained     Corridor
    Age     Percentage        Age     Percentage         Age       Percentage
---------- ------------   ---------- ------------   ------------- -----------
    0-40      250%           54         157%             68          117%
      41       243           55          150             69           116
      42       236           56          146             70           115
      43       229           57          142             71           113
      44       222           58          138             72           111
      45       215           59          134             73           109
      46       209           60          130             74           107
      47       203           61          128          75 to 90        105
      48       197           62          126             91           104
      49       191           63          124             92           103
      50       185           64          122             93           102
      51       178           65          120             94           101
      52       171           66          119        95 or older       100
      53       164           67          118

  Payment Options
    ----------------------------------------------------------------------------

  We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

  You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

  If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

  Once the Proceeds are applied under any of the optional plans, the payments are not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

  The optional payment plans available under the Policy are:

  Interest Payments plan. We hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

  Life Payments plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate of 3% compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

  Payments for a Fixed Period plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate of at least 3% compounded yearly. We may credit an effective annual rate of interest of more than 3%, and to the extent and for the period we do so, the payments will be greater.


  Payments of a Fixed Amount plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

  We also have a Specified Payments Option available, which allows you to designate a fixed amount (at least $100) to withdraw each month.

                      CHARGES AND DEDUCTIONS YOU WILL PAY



  Cost of Insurance Charges
    ----------------------------------------------------------------------------

  On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

    o the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Balance as of the Monthly Anniversary Day, divided by $1,000, times

    o the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured person's premium class.

  Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

    o If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

    o If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

  Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

  We separately calculate cost of insurance for a Policy's initial Face Amount and for each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

  We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

  We deduct cost of insurance charges from your Account Balance, if any, in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

      (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund,
      (c) Investment Company Mid-Term Bond Fund, (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund,
      (k) Investment Company Equity Index Fund, (l) Investment Company Mid-Cap Equity Index Fund, (m) Fidelity VIP II Contra Fund, (n) Investment Company Aggressive Equity Fund, (o) Scudder Capital Growth Fund, (p) Scudder International Fund, and (q) American Century VP Capital Appreciation Fund.


  Administrative Charges
    ----------------------------------------------------------------------------

  We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

    o For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.20%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of up to 0.20% for administrative expenses.

    o For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

    o We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

    o We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.


  Mortality and Expense Risks Charges
    ----------------------------------------------------------------------------


  We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.



  Supplemental Insurance Benefits Fee
    ----------------------------------------------------------------------------

  We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per thousand of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums -- Supplemental Insurance Benefits".


  Accelerated Benefit Fee
    ----------------------------------------------------------------------------


  We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250. See "Access to Your Account Balance -- Accelerated Benefit for Terminal Illness".



  Premium and Other Taxes
    ----------------------------------------------------------------------------

  We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations".


  Changes in Policy Cost Factors
    ----------------------------------------------------------------------------

  From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

  We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.


  Fees and Expenses of Underlying Funds
    ----------------------------------------------------------------------------

  Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

                   HOW TO CONTACT US AND GIVE US INSTRUCTIONS



  Contacting American Life
    ----------------------------------------------------------------------------

  You should send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below. Our home office address is:


                The American Life Insurance Company of New York
                                320 Park Avenue
                           New York, New York 10022



  Transfers, Allocation Changes, Loans and Withdrawals by Telephone
    ----------------------------------------------------------------------------

  You may make requests by telephone for transfers or withdrawals of Account Balance or to change the Investment Alternatives to which we will allocate your future Premiums.

  You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. You may call us to change or cancel the PIN that we have assigned. Our toll-free telephone number for requests is 1-800-872-5963.

  On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day. We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone.

  Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of telephone transactions.


  Where You Should Direct Requests
    ----------------------------------------------------------------------------

  You may make requests for allocation changes or transfers of Account Balance by calling 1-800-872-5963 or by writing to our Processing Center.

  For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal or loan request to our 800 number or in writing to our Processing Center.

  The address for our Processing Center is:

                The American Life Insurance Company of New York
                    Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                             Boca Raton, FL 33487

  You should use our forms to submit written requests to us.

               ABOUT AMERICAN LIFE AND OUR SEPARATE ACCOUNT NO. 3



  American Life
    ----------------------------------------------------------------------------


  We are a life insurance company organized in 1955 under the laws of the State of New York. We are authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. As of December 31, 1999, we had total assets of approximately $1.4 billion. Our home office is located at 320 Park Avenue, New York, New York 10022.

  Currently, Mutual of America Life Insurance Company, a mutual life insurance company also organized under New York law, is our indirect parent company. Mutual of America intends to sell American Life during 2000 or in early 2001.

  Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best & Company, Standard & Poor's Insurance Rating Service and Duff & Phelps Credit Rating Company, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.



  The Separate Account
    ----------------------------------------------------------------------------

  We established the Separate Account under a resolution of our Board of Directors adopted on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or American Life. The 1940 Act, however, does regulate certain actions by the Separate Account.

  We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

  The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

  The Separate Account and American Life are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which we are licensed to do business.

                           FEDERAL TAX CONSIDERATIONS


  For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.


  Obtaining Tax Advice
    ----------------------------------------------------------------------------

  The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

  Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.


  Tax Status of the Policies
    ----------------------------------------------------------------------------

  Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

  We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

  For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

  If it is subsequently determined that a Policy we have issued does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

  Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

  The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


  Tax Treatment of Policy Benefits and Access of Account Balance
    ----------------------------------------------------------------------------

  In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

  The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured person, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

  When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

  Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

  Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

  Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

     An exception to this general rule applies if:

    o the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

    o the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in
        Section 7702.

  In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

  Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

  Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven pay test" described below. That test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than a certain amount in relation to the then current death benefit under the Policy.

  The seven pay test provides that a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years are greater than the sum of the net level premiums that would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

  If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

  The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

  Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

  1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

    o   your Account Balance immediately before the distribution, minus

    o   your investment in the Policy at that time.

  2) Second, any loans you take from or secure by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

  3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

    o   is made when you are age 59 1/2 or older,

    o   is attributable to you becoming disabled, or

    o is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

  All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.


  Policy Loan Interest
    ----------------------------------------------------------------------------

  If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of, or is financially interested in the business carried on by, that taxpayer will not be tax deductible to the extent the aggregate amount of the loans with respect to Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans may also be subject to other restrictions under Section 264 of the Code.


  Estate Taxes
    ----------------------------------------------------------------------------

  The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

    o   to the insured person's estate, or

    o to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $675,000 in 2000, which will increase in increments until 2006, when it will reach the equivalent of an exemption of $1 million.

  If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

            YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS


  We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

  We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

  Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

  We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

                   FUNDING AND OTHER CHANGES WE MAY MAKE


  We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

    o   create new investment funds of the Separate Account at any time;

    o to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

    o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

    o create additional separate accounts or combine any two or more accounts including the Separate Account;

    o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

    o operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

    o   deregister the Separate Account under the 1940 Act; and

    o operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

  If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

                             ADMINISTRATIVE MATTERS




  Notices, Confirmation Statements and Reports to Policyowners
    ----------------------------------------------------------------------------

  Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.


  Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions, except that if your Policy has a Payroll Deduction Rider, your quarterly statement will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.


  We also will send to you annual and semi-annual reports for the Separate Account and each Underlying Fund, which will include financial statements.


  Miscellaneous Policy Provisions
    ----------------------------------------------------------------------------

  Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force (a) for two years from the Issue Date with respect to the initial amount of insurance coverage; (b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and (c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated. If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

  Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

  Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

  Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

  Non-Participation. The Policies are non-participating policies, which means that they will not share in our profits or surplus earnings through payment of dividends or otherwise.


  Distribution of the Policies
    ----------------------------------------------------------------------------


  Mutual of America, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the principal underwriter and distributor of the Policies. Because the Policies have no sales load, the costs of distribution will necessarily be paid out of our profits, including any profits from the Policies' mortality and expense risks charges.

  Mutual of America also serves as principal underwriter for the Mutual of America Investment Corporation, for the variable accumulation annuity contracts it offers through its Separate Account No. 2 and for the variable universal life policies it offers through its Separate Account No. 3.

                               OTHER INFORMATION



  Legal Proceedings
    ----------------------------------------------------------------------------

  From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.


  Legal Matters
    ----------------------------------------------------------------------------

  Patrick A. Burns, Senior Executive Vice President and General Counsel of American Life, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.



  Experts
    ----------------------------------------------------------------------------


  Arthur Andersen LLP, independent public accountants, has audited the December 31, 1999 financial statements included in this prospectus, as indicated in their reports on the financial statements. We have included the reports of Arthur Andersen in reliance upon their authority as experts in giving reports on financial statements.



  Additional Information Available
    ----------------------------------------------------------------------------

  We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 relating to the offering of Policies described in this Prospectus. This Prospectus does not include all the information contained in that registration statement. You may obtain the omitted information at the principal office of the Securities and Exchange Commission in Washington, D.C. upon payment of their prescribed fee.

                      OUR EXECUTIVE OFFICERS AND DIRECTORS


  The name and position of each of our executive officers and directors, and his or her principal occupation during the past five years, are set forth below. The business address of each person listed below is 320 Park Avenue, New York, NY 10022.




                              Positions and Offices                   Principal Occupation
          Name                  with American Life                   during Past Five Years
------------------------   ---------------------------   ----------------------------------------------

  Manfred Altstadt         Senior Executive Vice         Senior Executive Vice President and Chief
                           President and Chief           Financial Officer, Mutual of America;
                           Financial Officer;            Director, Mutual of America, since September
                           Director                      1998

  Diane M. Aramony         Senior Vice President and     Senior Vice President, Corporate Secretary
                           Corporate Secretary;          and Assistant to the Chairman, Mutual of
                           Director                      America, since September 1998, prior thereto,
                                                         Senior Vice President

  William Breneisen        Executive Vice President      Executive Vice President, Office of
                                                         Technology, Mutual of America; prior thereto,
                                                         Senior Vice President

  Jeremy J. Brown          Executive Vice President      Executive Vice President and Chief Actuary,
                           and Chief Actuary;            Mutual of America, since March 1997; prior
                           Director                      thereto, Consulting Actuary, Milliman &
                                                         Robertson

  Patrick A. Burns         Senior Executive Vice         Senior Executive Vice President and General
                           President and General         Counsel, Mutual of America; Director, Mutual
                           Counsel; Director             of America, since September 1998

  Richard J. Ciecka        Director                      President and Chief Executive Officer, Mutual
                                                         of America Capital Management Corporation,
                                                         since September 1998; prior thereto, Director
                                                         and Vice Chairman of the Board, Mutual of
                                                         America

  William S. Conway        Executive Vice President;     Executive Vice President, Marketing and
                           Director                      Corporate Communications, Mutual of
                                                         America

  Salvatore R. Curiale     Senior Executive Vice         Senior Executive Vice President, Technical
                           President; Director           Operations, Mutual of America; Director,
                                                         Mutual of America, since September 1998

  William A. DeMilt        Executive Vice President;     Executive Vice President, Mutual of America
                           Director


  Thomas E. Gilliam        Executive Vice President;     Executive Vice President and Assistant to the
                           Director                      President and Chief Executive Officer, Mutual
                                                         of America

  John R. Greed            Executive Vice President      Executive Vice President since May 1997 and
                           and Treasurer; Director       Treasurer since May 1997, Mutual of
                                                         America; Senior Vice President July 1996 to
                                                         May 1997; prior thereto, partner, Arthur
                                                         Andersen LLP

                             Positions and Offices                    Principal Occupation
          Name                 with American Life                    during Past Five Years
-----------------------   ---------------------------   -----------------------------------------------

  Theodore L. Herman      Vice Chairman of the          Vice Chairman, American Life
                          Board; Director

  Gregory A. Kleva        Executive Vice President      Executive Vice President & Deputy General
                          & Deputy General              Counsel, Mutual of America
                          Counsel

  Amir Lear               Senior Vice President;        Executive Vice President, Mutual of America
                          Director                      Capital Management Corporation since
                                                        September 1998; prior thereto, Senior Vice
                                                        President, Mutual of America

  Howard Lichtenstein     President and Chief           President and Chief Operating Officer,
                          Operating Officer;            American Life
                          Director

  George L. Medlin        Executive Vice President,     Executive Vice President, Internal Audit,
                          Internal Audit                Mutual of America since March 1998; prior
                                                        thereto, Senior Vice President, Internal Audit

  Thomas J. Moran         Chairman of the Board         Chief Executive Officer and Director, Mutual
                          and Chief Executive           of America
                          Officer; Director

  Robert W. Ruane         Senior Vice President;        Senior Vice President, Corporate
                          Director                      Communications, Mutual of America


                     DEFINITIONS WE USE IN THIS PROSPECTUS


  Accelerated Benefit -- The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for one year or less.

  Account Balance -- The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

  Accumulation Unit -- A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

  Basic Death Benefit -- The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

    o the Face Amount under a Face Amount Policy, or the Face Amount plus the Account Balance under a Face Amount Plus Policy (you select the type of Policy upon purchase), and

    o   the Account Balance times the applicable Corridor Percentage.

  beneficiary -- The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

  Business Day -- Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

  Code -- The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

  Corridor Percentage -- A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

  Death Proceeds -- An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

  Face Amount -- The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

  Fidelity Portfolios -- The Equity-Income Portfolio of the Variable Insurance Products Fund (VIP) and the Contrafund and Asset Manager Portfolios of the Variable Insurance Products Fund II (Fidelity VIP II).

  Fund of the Separate Account (or Fund) -- One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

  General Account -- Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

  insured person -- The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

  insured person's age -- The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

  Investment Alternatives -- Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

  Investment Company -- Mutual of America Investment Corporation.

  Issue Date -- The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

  Maturity Date -- The Policy Anniversary on which the insured person's attained age equals 100.

  Monthly Anniversary Day -- The same day each month as the day on which the Policy Date occurred.

  Payroll Deduction Program -- A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

  Payroll Deduction Rider -- A rider to a Policy issued under a Payroll Deduction Program.

  Policy Anniversary -- The day each calendar year which is the anniversary of the Policy Date.

  Policy Date -- The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

  Policy Loan -- The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

  Policy Month -- The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

  Policyowner -- The person designated on the Policy Specification Pages of your Policy as the owner.

  Policy Year -- The twelve-month period beginning on (a) the Policy Date, or
  (b) each Policy Anniversary.

  premium class -- The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

  Proceeds -- The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

  Processing Office -- The office of American Life shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, or our toll-free telephone facility, depending on the transaction requested.

  scheduled premiums -- Premiums in the amount and at the intervals specified in your Policy.

  Scudder Portfolios -- The following three portfolios of the Scudder Variable Life Investment Fund: Capital Growth Portfolio, Bond Portfolio and International Portfolio.

  Separate Account -- The American Separate Account No. 3, a separate account of American Life maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

  Underlying Funds -- The funds or portfolios that are invested in by the Separate Account Funds.

  unscheduled premiums -- Premiums other than scheduled premiums that you are permitted to pay under your Policy.

  Valid Transaction Date -- The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

  Valuation Day -- Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

  Valuation Period -- A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

  we, us, our, American Life -- Refer to The American Life Insurance Company of New York.

  Written Request -- A written request on an administrative form provided by us or in a form otherwise acceptable to us.

  you, your -- Refer to a Policyowner.

                              POLICY ILLUSTRATIONS


  We have prepared the following tables to help show you how Account Balance and Death Proceeds under a
  Policy change with investment performance. The illustrations cover:

    o both a Face Amount Plan and a Face Amount Plus Plan, for Face Amounts of $100,000 and $500,000,

    o both gender based cost of insurance rates applicable to standard Policies and unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider for Face Amounts of $100,000, and

    o both our current cost of insurance rates and our guaranteed cost of insurance rates.

  The tables illustrate how Account Balance, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued on an insured person of a specified age would vary over time if the investment return on the assets of each Underlying Fund was a uniform, after-tax, annual rate of 0%, 6% or 12%. The annual rate is assumed to be gross, or in other words is before fees or expenses incurred by each Underlying Fund, other than transaction expenses such as brokerage commissions. The Account Balance and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.


  The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.50% on an annual basis) and administration (0.40%, except that an administration fee of 0.20% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .30% is shown for the Fidelity VIP Funds, because of current reimbursement arrangements).

  The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.50% on an annual basis) and the maximum administration fee (0.65%, except that an administration fee of 0.45% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .55% is shown for the Fidelity VIP Funds, based on current reimbursement arrangements).

  A simple average of the investment management fees and other expenses of the available Underlying Funds is reflected in all the tables. That average total expense figure is 0.57%, based upon the 1999 expense ratios of the Underlying Funds. The expenses of the Underlying Funds may fluctuate from year to year, but we have assumed they remain constant for purposes of these tables. The Adviser for the Investment Company voluntarily pays the expenses of each Fund of the Investment Company other than its investment advisory fee and portfolio transaction expenses. If the Investment Company Funds paid all of their expenses, the average total expense figure would be higher and the death benefit and account balance numbers in the illustrations would be lower.

  After subtracting the average total expenses for the Underlying Funds and the current expenses of the Separate Account Funds, the gross annual investment returns shown in the illustrations of 0%, 6% and 12% are reduced to - 1.44%, 4.56% and 10.56%. After subtracting the average total expenses for the Underlying Funds and maximum expenses for the Separate Account Funds, the gross annual investment returns shown in the illustrations of 0%, 6% and 12% are reduced to - 1.69%, 4.31% and 10.31%.


  The tables assume that the insured person is a standard risk (non-smoker), that scheduled premiums of the amounts specified in notes following the tables are paid on each Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, changes in Basic Death Benefit plan or changes in Face Amount are made.

  The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Balances and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables).

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 35                            Face Amount Plan
     Standard Non-smoker                  Face Amount $100,000


                  Using Our Current Cost of Insurance Charges





                                               Death Benefit                    Account Balance
                                    ----------------------------------- -------------------------------
                                           Assuming Hypothetical             Assuming Hypothetical
                        Premiums          Gross Annual Investment           Gross Annual Investment
       End of         Accumulated                Return of                         Return of
       Policy        at 5% Interest ----------------------------------- -------------------------------
        Year          Per Year(1)        0%          6%         12%         0%        6%         12%
------------------- --------------- ----------- ----------- ----------- --------- ---------- ----------

  1 ...............     $  1,365     $100,000    $100,000    $100,000    $ 1,093   $  1,164   $  1,236
  2 ...............        2,798      100,000     100,000     100,000      2,162      2,373      2,594
  3 ...............        4,303      100,000     100,000     100,000      3,204      3,626      4,085
  4 ...............        5,883      100,000     100,000     100,000      4,222      4,927      5,724
  5 ...............        7,542      100,000     100,000     100,000      5,215      6,279      7,529
  6 ...............        9,285      100,000     100,000     100,000      6,186      7,684      9,517
  7 ...............       11,114      100,000     100,000     100,000      7,133      9,145     11,708
  8 ...............       13,035      100,000     100,000     100,000      8,058     10,665     14,126
  9 ...............       15,051      100,000     100,000     100,000      8,961     12,248     16,795
  10 ..............       17,169      100,000     100,000     100,000      9,832     13,887     19,733
  11 ..............       19,392      100,000     100,000     100,000     10,651     15,563     22,951
  12 ..............       21,727      100,000     100,000     100,000     11,439     17,301     26,502
  13 ..............       24,178      100,000     100,000     100,000     12,198     19,104     30,424
  14 ..............       26,752      100,000     100,000     100,000     12,917     20,968     34,751
  15 ..............       29,455      100,000     100,000     100,000     13,609     22,906     39,539
  16 ..............       32,292      100,000     100,000     100,000     14,263     24,913     44,834
  17 ..............       35,272      100,000     100,000     100,000     14,860     26,977     50,684
  18 ..............       38,401      100,000     100,000     100,000     15,422     29,120     57,169
  19 ..............       41,686      100,000     100,000     105,563     15,969     31,365     64,368
  20 ..............       45,135      100,000     100,000     113,558     16,501     33,718     72,330
  30 (age 65) .....       90,689      100,000     100,000     260,864     18,329     62,816    213,823
  35 (age 70) .....      123,287      100,000     100,000     412,489     15,166     82,822    355,594
  40 (age 75) .....      164,892      100,000     116,570     627,153      6,472    108,944    586,124


     (1) Assumes that a premium of $1,300 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The death benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The death benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 35                            Face Amount Plan
     Standard Non-smoker                  Face Amount $100,000


                Using Our Guaranteed Cost of Insurance Charges





                                                Death Benefit                     Account Balance
                                    -------------------------------------- ------------------------------
                                            Assuming Hypothetical              Assuming Hypothetical
                        Premiums           Gross Annual Investment            Gross Annual Investment
       End of         Accumulated                 Return of                          Return of
       Policy        at 5% Interest -------------------------------------- ------------------------------
        Year          Per Year(1)        0%           6%           12%         0%        6%        12%
------------------- --------------- ------------ ------------ ------------ --------- --------- ----------

  1 ...............     $  1,365     $ 100,000    $ 100,000    $ 100,000    $ 1,055   $ 1,125   $  1,196
  2 ...............        2,798       100,000      100,000      100,000      2,073     2,279      2,493
  3 ...............        4,303       100,000      100,000      100,000      3,043     3,449      3,889
  4 ...............        5,883       100,000      100,000      100,000      3,978     4,649      5,405
  5 ...............        7,542       100,000      100,000      100,000      4,869     5,868      7,042
  6 ...............        9,285       100,000      100,000      100,000      5,715     7,108      8,811
  7 ...............       11,114       100,000      100,000      100,000      6,520     8,370     10,727
  8 ...............       13,035       100,000      100,000      100,000      7,272     9,645     12,797
  9 ...............       15,051       100,000      100,000      100,000      7,975    10,934     15,056
  10 ..............       17,169       100,000      100,000      100,000      8,640    12,250     17,536
  11 ..............       19,392       100,000      100,000      100,000      9,258    13,597     20,253
  12 ..............       21,727       100,000      100,000      100,000      9,820    14,966     23,224
  13 ..............       24,178       100,000      100,000      100,000     10,337    16,371     26,491
  14 ..............       26,752       100,000      100,000      100,000     10,802    17,804     30,077
  15 ..............       29,455       100,000      100,000      100,000     11,214    19,268     34,024
  16 ..............       32,292       100,000      100,000      100,000     11,578    20,765     38,373
  17 ..............       35,272       100,000      100,000      100,000     11,884    22,290     43,166
  18 ..............       38,401       100,000      100,000      100,000     12,125    23,836     48,453
  19 ..............       41,686       100,000      100,000      100,000     12,291    25,397     54,290
  20 ..............       45,135       100,000      100,000      100,000     12,382    26,978     60,750
  30 (age 65) .....       90,689       100,000      100,000      212,364      7,454    43,275    174,069
  35 (age 70) .....      123,287             0      100,000      329,698          0    50,917    284,222
  40 (age 75) .....      164,892             0      100,000      492,031          0    56,904    459,842


     (1) Assumes that a premium of $1,300 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

     Male/Female Issue Age 35                     Face Amount Plan
     Standard Non-smoker                        Face Amount $100,000







                                                Death Benefit                      Account Balance
                                    -------------------------------------- -------------------------------
                                            Assuming Hypothetical               Assuming Hypothetical
                        Premiums           Gross Annual Investment             Gross Annual Investment
       End of         Accumulated                 Return of                           Return of
       Policy        at 5% Interest -------------------------------------- -------------------------------
        Year          Per Year(1)        0%           6%           12%         0%        6%         12%
------------------- --------------- ------------ ------------ ------------ --------- ---------- ----------

  1 ...............     $  1,313     $ 100,000    $ 100,000    $ 100,000    $ 1,056   $  1,125   $  1,194
  2 ...............        2,691       100,000      100,000      100,000      2,088      2,292      2,504
  3 ...............        4,138       100,000      100,000      100,000      3,105      3,513      3,954
  4 ...............        5,657       100,000      100,000      100,000      4,098      4,779      5,549
  5 ...............        7,252       100,000      100,000      100,000      5,066      6,095      7,302
  6 ...............        8,928       100,000      100,000      100,000      6,011      7,461      9,233
  7 ...............       10,686       100,000      100,000      100,000      6,933      8,882     11,361
  8 ...............       12,533       100,000      100,000      100,000      7,833     10,359     13,708
  9 ...............       14,472       100,000      100,000      100,000      8,712     11,897     16,298
  10 ..............       16,508       100,000      100,000      100,000      9,558     13,487     19,147
  11 ..............       18,646       100,000      100,000      100,000     10,362     15,122     22,276
  12 ..............       20,891       100,000      100,000      100,000     11,135     16,817     25,726
  13 ..............       23,248       100,000      100,000      100,000     11,879     18,574     29,535
  14 ..............       25,723       100,000      100,000      100,000     12,584     20,389     33,734
  15 ..............       28,322       100,000      100,000      100,000     13,271     22,283     38,387
  16 ..............       31,050       100,000      100,000      100,000     13,920     24,244     43,529
  17 ..............       33,915       100,000      100,000      100,000     14,511     26,258     49,205
  18 ..............       36,924       100,000      100,000      100,000     15,077     28,356     55,499
  19 ..............       40,082       100,000      100,000      100,000     15,627     30,552     62,487
  20 ..............       43,399       100,000      100,000      110,254     16,163     32,852     70,225
  30 (age 65) .....       87,201       100,000      100,000      253,755     18,308     61,297    207,996
  35 (age 70) .....      118,545       100,000      100,000      401,844     15,733     80,760    346,417
  40 (age 75) .....      158,550       100,000      113,650      611,875      8,288    106,215    571,846


    (1) Assumes that a premium of $1,250 is paid at the beginning of each Policy Year.

    In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

     Male/Female Issue Age 35                       Face Amount Plan
     Standard Non-smoker                         Face Amount $100,000


                Using Our Guaranteed Cost of Insurance Charges





                                                Death Benefit                     Account Balance
                                    -------------------------------------- ------------------------------
                                            Assuming Hypothetical              Assuming Hypothetical
                        Premiums           Gross Annual Investment            Gross Annual Investment
       End of         Accumulated                 Return of                          Return of
       Policy        at 5% Interest -------------------------------------- ------------------------------
        Year          Per Year(1)        0%           6%           12%         0%        6%        12%
------------------- --------------- ------------ ------------ ------------ --------- --------- ----------

  1 ...............     $  1,313     $ 100,000    $ 100,000    $ 100,000    $ 1,006   $ 1,073   $  1,141
  2 ...............        2,691       100,000      100,000      100,000      1,976     2,173      2,378
  3 ...............        4,138       100,000      100,000      100,000      2,912     3,300      3,721
  4 ...............        5,657       100,000      100,000      100,000      3,801     4,443      5,166
  5 ...............        7,252       100,000      100,000      100,000      4,647     5,603      6,725
  6 ...............        8,928       100,000      100,000      100,000      5,450     6,782      8,410
  7 ...............       10,686       100,000      100,000      100,000      6,212     7,980     10,232
  8 ...............       12,533       100,000      100,000      100,000      6,934     9,200     12,208
  9 ...............       14,472       100,000      100,000      100,000      7,606    10,431     14,358
  10 ..............       16,508       100,000      100,000      100,000      8,241    11,686     16,718
  11 ..............       18,646       100,000      100,000      100,000      8,830    12,964     19,301
  12 ..............       20,891       100,000      100,000      100,000      9,373    14,271     22,134
  13 ..............       23,248       100,000      100,000      100,000      9,873    15,611     25,245
  14 ..............       25,723       100,000      100,000      100,000     10,319    16,974     28,659
  15 ..............       28,322       100,000      100,000      100,000     10,714    18,364     32,410
  16 ..............       31,050       100,000      100,000      100,000     11,058    19,783     36,542
  17 ..............       33,915       100,000      100,000      100,000     11,344    21,225     41,091
  18 ..............       36,924       100,000      100,000      100,000     11,572    22,692     46,111
  19 ..............       40,082       100,000      100,000      100,000     11,735    24,178     51,653
  20 ..............       43,399       100,000      100,000      100,000     11,823    25,677     57,780
  30 (age 65) .....       87,201       100,000      100,000      202,760      7,597    41,341    166,196
  35 (age 70) .....      118,545             0      100,000      272,081          0    48,741    272,081
  40 (age 75) .....      158,550             0      100,000      441,346          0    54,596    441,346


     (1) Assumes that a premium of $1,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 35                           Face Amount Plus Plan
     Standard Non-smoker                         Face Amount $100,000


                  Using Our Current Cost of Insurance Charges





                                           Death Benefit                     Account Balance
                                ------------------------------------ -------------------------------
                                       Assuming Hypothetical              Assuming Hypothetical
                    Premiums          Gross Annual Investment            Gross Annual Investment
     End of       Accumulated                Return of                          Return of
     Policy      at 5% Interest ------------------------------------ -------------------------------
      Year        Per Year(1)        0%          6%          12%         0%        6%         12%
--------------- --------------- ----------- ----------- ------------ --------- ---------- ----------

  1 ...........     $  2,205     $101,871    $101,990    $  102,109   $ 1,871   $  1,990   $  2,109
  2 ...........        4,520      103,712     104,068       104,439     3,712      4,068      4,439
  3 ...........        6,951      105,514     106,228       107,001     5,514      6,228      7,001
  4 ...........        9,504      107,278     108,474       109,821     7,278      8,474      9,821
  5 ...........       12,184      109,005     110,811       112,927     9,005     10,811     12,927
  6 ...........       14,998      110,695     113,241       116,347    10,695     13,241     16,347
  7 ...........       17,953      112,349     115,770       120,116    12,349     15,770     20,116
  8 ...........       21,056      113,967     118,402       124,271    13,967     18,402     24,271
  9 ...........       24,314      115,550     121,142       128,851    15,550     21,142     28,851
  10 ..........       27,734      117,086     123,982       133,890    17,086     23,982     33,890
  11 ..........       31,326      118,553     126,903       139,411    18,553     26,903     39,411
  12 ..........       35,097      119,974     129,932       145,488    19,974     29,932     45,488
  13 ..........       39,057      121,352     133,075       152,183    21,352     33,075     52,183
  14 ..........       43,215      122,674     136,324       159,546    22,674     36,324     59,546
  15 ..........       47,581      123,952     139,696       167,662    23,952     39,696     67,662
  16 ..........       52,165      125,177     143,186       176,596    25,177     43,186     76,596
  17 ..........       56,978      126,325     146,773       186,411    26,325     46,773     86,411
  18 ..........       62,032      127,420     150,487       197,223    27,420     50,487     97,223
  19 ..........       67,339      128,488     154,358       209,166    28,488     54,358    109,166
  20 ..........       72,910      129,528     158,393       222,356    29,528     58,393    122,356
  30 (age 65) .      146,498      135,208     205,623       455,305    35,208    105,623    355,305
  35 (age 70) .      199,156      133,011     232,755       688,298    33,011    132,755    588,298
  40 (age 75) .      266,364      125,119     259,942     1,065,472    25,119    159,942    965,472


     (1) Assumes that a premium of $2,100 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 35                           Face Amount Plus Plan
     Standard Non-smoker                         Face Amount $100,000


                Using Our Guaranteed Cost of Insurance Charges





                                               Death Benefit                   Account Balance
                                    ----------------------------------- ------------------------------
                                           Assuming Hypothetical            Assuming Hypothetical
                        Premiums          Gross Annual Investment          Gross Annual Investment
       End of         Accumulated                Return of                        Return of
       Policy        at 5% Interest ----------------------------------- ------------------------------
        Year          Per Year(1)        0%          6%         12%         0%        6%        12%
------------------- --------------- ----------- ----------- ----------- --------- --------- ----------

  1 ...............     $  2,205     $101,831    $101,949    $102,067    $ 1,831   $ 1,949   $  2,067
  2 ...............        4,520      103,603     103,951     104,313      3,603     3,951      4,313
  3 ...............        6,951      105,304     105,994     106,741      5,304     5,994      6,741
  4 ...............        9,504      106,948     108,092     109,380      6,948     8,092      9,380
  5 ...............       12,184      108,524     110,234     112,237      8,524    10,234     12,237
  6 ...............       14,998      110,034     112,425     115,360     10,034    12,425     15,360
  7 ...............       17,953      111,481     114,684     118,779     11,481    14,684     18,779
  8 ...............       21,056      112,864     117,004     122,512     12,864    17,004     22,512
  9 ...............       24,314      114,188     119,387     126,593     14,188    19,387     26,593
  10 ..............       27,734      115,466     121,848     131,069     15,466    21,848     31,069
  11 ..............       31,326      116,687     124,379     135,968     16,687    24,379     35,968
  12 ..............       35,097      117,839     126,970     141,322     17,839    26,970     41,322
  13 ..............       39,057      118,936     129,635     147,190     18,936    29,635     47,190
  14 ..............       43,215      119,967     132,366     153,612     19,967    32,366     53,612
  15 ..............       47,581      120,933     135,166     160,646     20,933    35,166     60,646
  16 ..............       52,165      121,835     138,037     168,354     21,835    38,037     68,354
  17 ..............       56,978      122,663     140,970     176,793     22,663    40,970     76,793
  18 ..............       62,032      123,405     143,957     186,027     23,405    43,957     86,027
  19 ..............       67,339      124,052     146,986     196,124     24,052    46,986     96,124
  20 ..............       72,910      124,604     150,060     207,174     24,604    50,060    107,174
  30 (age 65) .....      146,498      123,265     181,346     394,798     23,265    81,346    294,798
  35 (age 70) .....      199,156      115,435     194,055     574,624     15,435    94,055    474,624
  40 (age 75) .....      266,364            0     199,449     856,519          0    99,449    756,519


     (1) Assumes that a premium of $2,100 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy
                          with Payroll Deduction Rider

     Male/Female Issue Age 35                    Face Amount Plus Plan
     Standard Non-smoker                         Face Amount $100,000


                  Using Our Current Cost of Insurance Charges





                                               Death Benefit                     Account Balance
                                    ------------------------------------ -------------------------------
                                           Assuming Hypothetical              Assuming Hypothetical
                        Premiums          Gross Annual Investment            Gross Annual Investment
       End of         Accumulated                Return of                          Return of
       Policy        at 5% Interest ------------------------------------ -------------------------------
        Year          Per Year(1)        0%          6%          12%         0%        6%         12%
------------------- --------------- ----------- ----------- ------------ --------- ---------- ----------

  1 ...............     $  2,100     $101,786    $101,899    $  102,013   $ 1,786   $  1,899   $  2,013
  2 ...............        4,305      103,541     103,881       104,234     3,541      3,881      4,234
  3 ...............        6,620      105,271     105,952       106,689     5,271      5,952      6,689
  4 ...............        9,051      106,964     108,106       109,391     6,964      8,106      9,391
  5 ...............       11,604      108,620     110,345       112,366     8,620     10,345     12,366
  6 ...............       14,284      110,241     112,674       115,642    10,241     12,674     15,642
  7 ...............       17,098      111,827     115,098       119,252    11,827     15,098     19,252
  8 ...............       20,053      113,378     117,619       123,230    13,378     17,619     23,230
  9 ...............       23,156      114,894     120,243       127,615    14,894     20,243     27,615
  10 ..............       26,414      116,365     122,963       132,438    16,365     22,963     32,438
  11 ..............       29,834      117,779     125,769       137,733    17,779     25,769     37,733
  12 ..............       33,426      119,149     128,679       143,561    19,149     28,679     43,561
  13 ..............       37,197      120,476     131,697       149,979    20,476     31,697     49,979
  14 ..............       41,157      121,747     134,815       157,037    21,747     34,815     57,037
  15 ..............       45,315      122,988     138,064       164,828    22,988     38,064     64,828
  16 ..............       49,681      124,176     141,423       173,404    24,176     41,423     73,404
  17 ..............       54,265      125,287     144,875       182,821    25,287     44,875     82,821
  18 ..............       59,078      126,359     148,459       193,208    26,359     48,459     93,208
  19 ..............       64,132      127,403     152,194       204,679    27,403     52,194    104,679
  20 ..............       69,439      128,420     156,088       217,348    28,420     56,088    117,348
  30 (age 65) .....      139,522      134,251     201,934       441,405    34,251    101,934    341,405
  35 (age 70) .....      189,673      132,616     228,694       665,946    32,616    128,694    565,946
  40 (age 75) .....      253,680      125,815     256,071     1,029,907    25,815    156,071    929,907


     (1) Assumes that a premium of $2,000 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy
                         with Payroll Deduction Rider

     Male/Female Issue Age 35           Face Amount Plus Plan
     Standard Non-smoker                  Face Amount $100,000


                Using Our Guaranteed Cost of Insurance Charges





                                               Death Benefit                   Account Balance
                                    ----------------------------------- ------------------------------
                                           Assuming Hypothetical            Assuming Hypothetical
                        Premiums          Gross Annual Investment          Gross Annual Investment
       End of         Accumulated                Return of                        Return of
       Policy        at 5% Interest ----------------------------------- ------------------------------
        Year          Per Year(1)        0%          6%         12%         0%        6%        12%
------------------- --------------- ----------- ----------- ----------- --------- --------- ----------

  1 ...............     $  2,100     $101,734    $101,845    $101,957    $ 1,734   $ 1,845   $  1,957
  2 ...............        4,305      103,411     103,741     104,084      3,411     3,741      4,084
  3 ...............        6,620      105,031     105,686     106,395      5,031     5,686      6,395
  4 ...............        9,051      106,585     107,670     108,893      6,585     7,670      8,893
  5 ...............       11,604      108,073     109,695     111,595      8,073     9,695     11,595
  6 ...............       14,284      109,498     111,762     114,542      9,498    11,762     14,542
  7 ...............       17,098      110,862     113,888     117,766     10,862    13,888     17,766
  8 ...............       20,053      112,170     116,082     121,297     12,170    16,082     21,297
  9 ...............       23,156      113,419     118,333     125,155     13,419    18,333     25,155
  10 ..............       26,414      114,623     120,657     129,385     14,623    20,657     29,385
  11 ..............       29,834      115,772     123,044     134,013     15,772    23,044     34,013
  12 ..............       33,426      116,865     125,497     139,080     16,865    25,497     39,080
  13 ..............       37,197      117,904     128,020     144,632     17,904    28,020     44,632
  14 ..............       41,157      118,878     130,601     150,706     18,878    30,601     50,706
  15 ..............       45,315      119,788     133,245     157,355     19,788    33,245     57,355
  16 ..............       49,681      120,635     135,954     164,639     20,635    35,954     64,639
  17 ..............       54,265      121,408     138,718     172,610     21,408    38,718     72,610
  18 ..............       59,078      122,109     141,540     181,340     22,109    41,540     81,340
  19 ..............       64,132      122,727     144,409     190,895     22,727    44,409     90,895
  20 ..............       69,439      123,251     147,317     201,345     23,251    47,317    101,345
  30 (age 65) .....      139,522      122,447     177,467     379,495     22,447    77,467    279,495
  35 (age 70) .....      189,673      115,593     190,287     550,776     15,593    90,287    450,776
  40 (age 75) .....      253,680      101,446     196,948     820,017      1,446    96,948    720,017


     (1) Assumes that a premium of $2,000 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 45                            Face Amount Plan
     Standard Non-smoker                          Face Amount $500,000


                  Using Our Current Cost of Insurance Charges





                                              Death Benefit                      Account Balance
                                   ------------------------------------ ----------------------------------
                                          Assuming Hypothetical               Assuming Hypothetical
                       Premiums          Gross Annual Investment             Gross Annual Investment
      End of         Accumulated                Return of                           Return of
      Policy        at 5% Interest ------------------------------------ ----------------------------------
       Year          Per Year(1)        0%          6%          12%         0%         6%          12%
------------------ --------------- ----------- ----------- ------------ ---------- ---------- ------------

  1 ..............     $ 10,763     $500,000    $500,000    $  500,000   $  8,735   $  9,306   $    9,878
  2 ..............       22,063      500,000     500,000       500,000     17,251     18,943       20,705
  3 ..............       33,929      500,000     500,000       500,000     25,613     28,991       32,652
  4 ..............       46,388      500,000     500,000       500,000     33,713     39,360       45,728
  5 ..............       59,470      500,000     500,000       500,000     41,615     50,128       60,122
  6 ..............       73,206      500,000     500,000       500,000     49,325     61,321       75,987
  7 ..............       87,628      500,000     500,000       500,000     56,743     72,859       93,388
  8 ..............      102,772      500,000     500,000       500,000     63,931     84,822      112,561
  9 ..............      118,673      500,000     500,000       500,000     71,049     97,392      133,862
  10 .............      135,370      500,000     500,000       500,000     78,049    110,549      157,480
  11 .............      152,901      500,000     500,000       500,000     84,833    124,234      183,597
  12 .............      171,308      500,000     500,000       500,000     91,311    138,395      212,435
  13 .............      190,636      500,000     500,000       500,000     97,542    153,115      244,369
  14 .............      210,930      500,000     500,000       500,000    103,487    168,398      279,752
  15 .............      232,239      500,000     500,000       500,000    109,107    184,252      318,992
  16 .............      254,614      500,000     500,000       500,000    114,414    200,733      362,592
  17 .............      278,107      500,000     500,000       526,123    119,326    217,827      411,034
  18 .............      302,775      500,000     500,000       585,289    123,899    235,635      464,515
  19 .............      328,676      500,000     500,000       649,107    128,098    254,197      523,473
  20 (age 65) ....      355,872      500,000     500,000       717,920    131,845    273,536      588,459
  25 (age 70) ....      513,663      500,000     500,000     1,191,399    143,148    385,056    1,027,068
  30 (age 75) ....      715,048      500,000     568,318     1,864,143    136,688    531,138    1,742,189


     (1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 45                            Face Amount Plan
     Standard Non-smoker                        Face Amount $500,000


                Using Our Guaranteed Cost of Insurance Charges





                                              Death Benefit                       Account Balance
                                  -------------------------------------- ---------------------------------
                                          Assuming Hypothetical                Assuming Hypothetical
                      Premiums           Gross Annual Investment              Gross Annual Investment
      End of        Accumulated                 Return of                            Return of
      Policy       at 5% Interest -------------------------------------- ---------------------------------
       Year         Per Year(1)        0%           6%           12%         0%        6%          12%
----------------- --------------- ------------ ------------ ------------ --------- ---------- ------------

  1 .............     $ 10,763     $ 500,000    $ 500,000    $  500,000   $ 7,709   $  8,246   $    8,783
  2 .............       22,063       500,000      500,000       500,000    15,064     16,621       18,246
  3 .............       33,929       500,000      500,000       500,000    22,157     25,224       28,555
  4 .............       46,388       500,000      500,000       500,000    28,945     34,017       39,755
  5 .............       59,470       500,000      500,000       500,000    35,437     43,019       51,955
  6 .............       73,206       500,000      500,000       500,000    41,642     52,250       65,279
  7 .............       87,628       500,000      500,000       500,000    47,516     61,675       79,810
  8 .............      102,772       500,000      500,000       500,000    53,015     71,262       95,648
  9 .............      118,673       500,000      500,000       500,000    58,098     80,984      112,916
  10 ............      135,370       500,000      500,000       500,000    62,777     90,864      131,806
  11 ............      152,901       500,000      500,000       500,000    67,011    100,877      152,490
  12 ............      171,308       500,000      500,000       500,000    70,759    111,003      175,176
  13 ............      190,636       500,000      500,000       500,000    74,083    121,317      200,187
  14 ............      210,930       500,000      500,000       500,000    76,890    131,758      227,777
  15 ............      232,239       500,000      500,000       500,000    79,188    142,361      258,321
  16 ............      254,614       500,000      500,000       500,000    80,884    153,074      292,195
  17 ............      278,107       500,000      500,000       500,000    81,933    163,895      329,884
  18 ............      302,775       500,000      500,000       500,000    82,287    174,823      371,968
  19 ............      328,676       500,000      500,000       500,000    81,796    185,786      419,035
  20 (age 65) ...      355,872       500,000      500,000       574,503    80,405    196,794      470,904
  25 (age 70) ...      513,663       500,000      500,000       945,419    56,616    252,765      815,016
  30 (age 75) ...      715,048             0      500,000     1,458,996         0    309,839    1,363,548


     (1) Assumes that a premium of $10,250 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 45                  Face Amount Plus Plan
     Standard Non-smoker                  Face Amount $500,000


                  Using Our Current Cost of Insurance Charges





                                                Death Benefit                      Account Balance
                                    ------------------------------------- ----------------------------------
                                            Assuming Hypothetical               Assuming Hypothetical
                        Premiums           Gross Annual Investment             Gross Annual Investment
       End of         Accumulated                 Return of                           Return of
       Policy        at 5% Interest ------------------------------------- ----------------------------------
        Year          Per Year(1)        0%          6%           12%         0%         6%          12%
------------------- --------------- ----------- ------------ ------------ ---------- ---------- ------------

  1 ...............    $   16,380    $513,982    $  514,873   $  515,764   $ 13,982   $ 14,873   $   15,764
  2 ...............        33,579     527,644       530,301      533,067     27,644     30,301       33,067
  3 ...............        51,638     541,050       546,371      552,132     41,050     46,371       52,132
  4 ...............        70,600     554,084       562,990      573,022     54,084     62,990       73,022
  5 ...............        90,510     566,811       580,243      595,990     66,811     80,243       95,990
  6 ...............       111,415     579,236       598,161      621,257     79,236     98,161      121,257
  7 ...............       133,366     591,244       616,649      648,939     91,244    116,649      148,939
  8 ...............       156,414     602,900       635,796      679,354    102,900    135,796      179,354
  9 ...............       180,615     614,389       655,816      712,980    114,389    155,816      212,980
  10 ..............       206,026     625,653       676,688      750,094    125,653    176,688      250,094
  11 ..............       232,707     636,575       698,327      790,938    136,575    198,327      290,938
  12 ..............       260,723     647,043       720,645      835,777    147,043    220,645      335,777
  13 ..............       290,139     657,122       743,736      885,098    157,122    243,736      385,098
  14 ..............       321,026     666,758       767,571      939,310    166,758    267,571      439,310
  15 ..............       353,457     675,899       792,125      998,867    175,899    292,125      498,867
  16 ..............       387,510     684,550       817,430    1,064,333    184,550    317,430      564,333
  17 ..............       423,265     692,601       843,397    1,136,205    192,601    343,397      636,205
  18 ..............       460,808     700,119       870,117    1,215,223    200,119    370,117      715,223
  19 ..............       500,229     707,052       897,564    1,302,078    207,052    397,564      802,078
  20 (age 65) .....       541,620     713,290       925,649    1,397,472    213,290    425,649      897,472
  25 (age 70) .....       781,770     733,107     1,075,279    2,036,090    233,107    575,279    1,536,090
  30 (age 75) .....     1,088,268     727,339     1,234,477    3,059,122    227,339    734,477    2,559,122


     (1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                The American Life Insurance Company of New York
                    Variable Universal Life Insurance Policy

     Male Issue Age 45                  Face Amount Plus Plan
     Standard Non-smoker                  Face Amount $500,000


                Using Our Guaranteed Cost of Insurance Charges





                                              Death Benefit                      Account Balance
                                   ------------------------------------ ----------------------------------
                                          Assuming Hypothetical               Assuming Hypothetical
                       Premiums          Gross Annual Investment             Gross Annual Investment
      End of         Accumulated                Return of                           Return of
      Policy        at 5% Interest ------------------------------------ ----------------------------------
       Year          Per Year(1)        0%          6%          12%         0%         6%          12%
------------------ --------------- ----------- ----------- ------------ ---------- ---------- ------------

  1 ..............    $   16,380    $512,899    $513,755    $  514,613   $ 12,899   $ 13,755   $   14,613
  2 ..............        33,579     523,342     527,858       530,479     25,342     27,858       30,479
  3 ..............        51,638     537,397     542,384       547,792     37,397     42,384       47,792
  4 ..............        70,600     549,010     557,291       566,636     49,010     57,291       66,636
  5 ..............        90,510     560,189     572,595       587,170     60,189     72,595       87,170
  6 ..............       111,415     570,941     588,312       609,567     70,941     88,312      109,567
  7 ..............       133,366     581,214     604,400       633,957     81,214    104,400      133,957
  8 ..............       156,414     590,957     620,814       660,482     90,957    120,814      160,482
  9 ..............       180,615     600,119     637,504       689,299    100,119    137,504      189,299
  10 .............       206,026     608,710     654,485       720,644    108,710    154,485      220,644
  11 .............       232,707     616,681     671,706       754,713    116,681    171,706      254,713
  12 .............       260,723     623,981     689,117       791,726    123,981    189,117      291,726
  13 .............       290,139     630,683     706,787       832,048    130,683    206,787      332,048
  14 .............       321,026     636,677     724,605       875,895    136,677    224,605      375,895
  15 .............       353,457     641,975     742,577       923,629    141,975    242,577      423,629
  16 .............       387,510     646,470     760,587       975,524    146,470    260,587      475,524
  17 .............       423,265     650,116     778,575     1,031,948    150,116    278,575      531,948
  18 .............       460,808     652,869     796,479     1,093,302    152,869    296,479      593,302
  19 .............       500,229     654,564     814,110     1,159,906    154,564    314,110      659,906
  20 (age 65) ....       541,620     655,161     831,397     1,232,238    155,161    331,397      732,238
  25 (age 70) ....       781,770     639,375     908,915     1,699,258    139,375    408,915    1,199,258
  30 (age 75) ....     1,088,268     580,049     953,143     2,402,960     80,049    453,143    1,902,960


     (1) Assumes that a premium of $15,600 is paid at the beginning of each Policy Year.

     In evaluating the above illustration, you should consider that:

    o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

    o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

    o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                              FINANCIAL STATEMENTS


  Below are financial statements for the Separate Account and for American Life for the year ended December 31, 1999.


  The Separate Account commenced operations on December 21, 1994, which was the date premiums under the Policies were first allocated to any Separate Account Fund.

  You should consider the financial statements of American Life as bearing upon the ability of American Life to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds.




  The American Separate Account No. 3
                                                      Page
                                                      --
   Statement of Assets and Liabilities ..............  51
   Statement of Operations ..........................  53
   Statements of Changes in Net Assets ..............  55
   Notes to Financial Statements ....................  58
   Report of Independent Public Accountants .........  63


  The American Life Insurance Company of New York
                                                      Page
                                                      --
   Report of Independent Public Accountants .........  64
   Statements of Financial Condition ................  65
   Statements of Operations and Surplus .............  66
   Statements of Cash Flows .........................  67
   Notes to Financial Statements ....................  68

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3

                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1999



                                                                                      Investment Company
                                                            ----------------------------------------------------------------------
                                                                Money          All           Equity        Mid-Cap
                                                               Market        America         Index      Equity Index      Bond
                                                                Fund           Fund           Fund          Fund          Fund
                                                            ------------ --------------- ------------- -------------- ------------
ASSETS:
Investments in Mutual of America Investment Corporation
 at market value
 (Cost:
 Money Market Fund -- $10,972
 All America Fund -- $1,010,289
 Equity Index Fund -- $553,382
 Mid-Cap Equity Index Fund -- $9,965
 Bond Fund -- $39,473)
 (Notes 1 and 2) ..........................................   $ 10,711     $ 1,205,450     $ 693,551      $10,545       $ 35,597
Due From (To) General Account .............................         32           7,327         7,739            (5)          558
                                                              --------     -----------     ---------      ---------     --------
NET ASSETS ................................................   $ 10,743     $ 1,212,777     $ 701,290      $10,540       $ 36,155
                                                              ========     ===========     =========      ========      ========
UNIT VALUE AT DECEMBER 31, 1999 (Note 5) ..................   $   2.11     $     10.05     $    3.41      $ 1.11        $   3.07
                                                              ========     ===========     =========      ========      ========
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31, 1999
 (Note 5) .................................................      5,096         120,656       205,553       9,513          11,766
                                                              ========     ===========     =========      ========      ========


                                                                                 Investment Company
                                                                ----------------------------------------------------
                                                                                                         Aggressive
                                                                 Short-Term    Mid-Term    Composite       Equity
                                                                  Bond Fund   Bond Fund       Fund          Fund
                                                                ------------ ----------- ------------- -------------
ASSETS:
Investments in Mutual of America Investment Corporation at
 market value
 (Cost:
 Short-Term Bond Fund -- $3,544
 Mid-Term Bond Fund -- $4,171
 Composite Fund -- $437,065
 Aggressive Equity Fund -- $365,151)
 (Notes 1 and 2) ..............................................    $3,364      $3,910      $ 457,025     $ 495,573
Due From (To) General Account .................................       (29)        (43)         7,887         1,876
                                                                   ------      ------      ---------     ---------
NET ASSETS ....................................................    $3,335      $3,867      $ 464,912     $ 497,449
                                                                   ======      ======      =========     =========
UNIT VALUE AT DECEMBER 31, 1999 (Note 5) ......................    $ 1.28      $ 1.32      $    5.61     $    2.85
                                                                   ======      ======      =========     =========
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31, 1999 (Note 5) .....     2,603       2,919         82,918       174,367
                                                                   ======      ======      =========     =========

  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1999



                                                                                                                 American
                                                                                    Scudder                      Century
                                                                  ------------------------------------------- -------------
                                                                                  Capital                       VP Capital
                                                                      Bond         Growth      International   Appreciation
                                                                      Fund          Fund            Fund           Fund
                                                                  ----------- --------------- --------------- -------------
 ASSETS:
 Investment in Scudder Portfolio and American Century VP Capital
  Application Fund at market value
  (Cost:
  Scudder Bond Fund -- $13,388
  Scudder Capital Growth Fund -- $816,318
  Scudder International Fund -- $299,065
  American Century VP Capital Appreciation Fund -- $109,101)
  (Notes 1 and 2) ...............................................   $ 7,793     $   999,330      $ 305,319      $ 157,385
 Due From (To) General Account ..................................       143           3,117            176            266
                                                                    -------     -----------      ---------      ---------
 NET ASSETS .....................................................   $ 7,936     $ 1,002,447      $ 305,495      $ 157,651
                                                                    =======     ===========      =========      =========
 UNIT VALUE AT DECEMBER 31, 1999 (Note 5) .......................   $ 12.73     $     48.17      $   25.83      $   17.40
                                                                    =======     ===========      =========      =========
 NUMBER OF UNITS OUTSTANDING AT DECEMBER 31, 1999 (Note 5) ......       623          20,809         11,828          9,062
                                                                    =======     ===========      =========      =========


                                                                Calvert                    Fidelity
                                                              ---------- --------------------------------------------
                                                                Social         VIP           VIP II        VIP II
                                                               Balanced   Equity-Income      Contra     Asset Manager
                                                                 Fund          Fund           Fund          Fund
                                                              ---------- --------------- ------------- --------------
ASSETS:
Investments in Calvert Social Balanced Portfolio and Fidelity
 Portfolios at market value
 (Cost:
 Calvert Social Balanced Fund -- $78,246
 VIP Equity-Income Fund -- $328,028
 VIP II Contra Fund -- $495,731
 VIP II Asset Manager Fund -- $224,132)
 (Notes 1 and 2) ............................................  $69,605      $ 237,833      $ 583,881      $205,687
Due From (To) General Account ...............................     (223)         1,097          3,937        (1,542)
                                                               -------      ---------      ---------      --------
NET ASSETS ..................................................  $69,382      $ 238,930      $ 587,818      $204,145
                                                               =======      =========      =========      ========
UNIT VALUE AT DECEMBER 31, 1999 (Note 5) ....................  $  3.37      $   32.21      $   32.13      $  26.40
                                                               =======      =========      =========      ========
NUMBER OF UNITS OUTSTANDING AT DECEMBER 31, 1999 (Note 5) ...   20,588          7,417         18,296         7,732
                                                               =======      =========      =========      ========

  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                            STATEMENT OF OPERATIONS


                     For the Year Ended December 31, 1999



                                                                                    Investment Company
                                                                 ---------------------------------------------------------
                                                                                                                Mid-Cap
                                                                  Money Market   All America   Equity Index   Equity Index
                                                                      Fund           Fund          Fund          Fund*
                                                                 -------------- ------------- -------------- -------------
INVESTMENT INCOME AND EXPENSES:
Income (Notes 1 and 4):
 Dividend Income ...............................................     $ 495         $ 90,639       $17,838        $84
                                                                     -----         --------       -------        ---
Expenses (Note 3):
 Fees and administrative expenses ..............................       332           14,489         8,336         54
                                                                     -----         --------       -------        ---
NET INVESTMENT INCOME (LOSS) ...................................       163           76,150         9,502         30
                                                                     -----         --------       -------        ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (Note 1):
 Net realized gain (loss) on investments .......................         9            5,982         2,583         (1)
 Net unrealized appreciation (depreciation) of investments .....       (90)         142,058        86,992        580
                                                                     -----         --------       -------        -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........       (81)         148,040        89,575        579
                                                                     -----         --------       -------        -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS ....................................................     $  82         $224,190       $99,077        $609
                                                                     =====         ========       =======        =====


                                                                                       Investment Company
                                                                  ------------------------------------------------------------
                                                                                                                    Aggressive
                                                                      Bond     Short-Term    Mid-Term   Composite     Equity
                                                                      Fund      Bond Fund   Bond Fund      Fund        Fund
                                                                  ----------- ------------ ----------- ----------- -----------
 INVESTMENT INCOME AND EXPENSES:
 Income (Notes 1 and 4):
  Dividend Income ...............................................  $  2,546      $  274      $  239      $32,089    $     27
                                                                   --------      ------      ------      -------    --------
 Expenses (Note 3):
  Fees and administrative expenses ..............................     1,179          56         128        7,533       4,651
                                                                   --------      ------      ------      -------    --------
 NET INVESTMENT INCOME (LOSS) ...................................     1,367         218         111       24,556      (4,624)
                                                                   --------      ------      ------      -------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Note 1):
  Net realized gain (loss) on investments .......................      (728)          7         (39)       3,345      (1,287)
  Net unrealized appreciation (depreciation) of investments .....    (2,629)       (119)       (155)      28,739     146,822
                                                                   --------      ------      ------      -------    --------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .........    (3,357)       (112)       (194)      32,084     145,535
                                                                   --------      ------      ------      -------    --------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................................  $ (1,990)     $  106      $  (83)     $56,640    $140,911
                                                                   ========      ======      ======      =======    ========

---------
* Commenced operations May 3, 1999.













  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                            STATEMENT OF OPERATIONS


                     For the Year Ended December 31, 1999



                                                                                                                American
                                                                                     Scudder                    Century
                                                                     --------------------------------------- -------------
                                                                                   Capital                     VP Capital
                                                                         Bond       Growth    International   Appreciation
                                                                         Fund        Fund          Fund           Fund
                                                                     ----------- ----------- --------------- -------------
INVESTMENT INCOME AND EXPENSES:
Income (Notes 1 and 4):
  Dividend Income ..................................................  $    364    $ 72,252       $16,406       $     --
                                                                      --------    --------       -------       --------
Expenses (Note 3):
  Fees and administrative expenses .................................       301       9,449         2,459          1,339
                                                                      --------    --------       -------       --------
NET INVESTMENT INCOME (LOSS) .......................................        63      62,803        13,947         (1,339)
                                                                      --------    --------       -------       --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Net realized gain (loss) on investments ..........................     2,420      29,561        42,870           (538)
  Net unrealized appreciation (depreciation) of investments ........    (2,853)    150,030        41,902         61,812
                                                                      --------    --------       -------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............      (433)    179,591        84,772         61,274
                                                                      --------    --------       -------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....  $   (370)   $242,394       $98,719       $ 59,935
                                                                      ========    ========       =======       ========


                                                                        Calvert                  Fidelity
                                                                      ---------- -----------------------------------------
                                                                        Social         VIP         VIP II       VIP II
                                                                       Balanced   Equity-Income    Contra    Asset Manager
                                                                         Fund          Fund         Fund         Fund
                                                                      ---------- --------------- ---------- --------------
INVESTMENT INCOME AND EXPENSES:
Income (Notes 1 and 4):
  Dividend Income ...................................................  $  6,639     $  10,795     $15,980       $11,496
                                                                       --------     ---------     -------       -------
Expenses (Note 3):
  Fees and administrative expenses ..................................     1,126         5,386       6,311         2,871
                                                                       --------     ---------     -------       -------
NET INVESTMENT INCOME (LOSS) ........................................     5,513         5,409       9,669         8,625
                                                                       --------     ---------     -------       -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Net realized gain (loss) on investments ...........................     2,463        49,375      26,565         7,343
  Net unrealized appreciation (depreciation) of investments .........    (2,145)      (45,328)     62,794           169
                                                                       --------     ---------     -------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..............       318         4,047      89,359         7,512
                                                                       --------     ---------     -------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....  $  5,831     $   9,456     $99,028       $16,137
                                                                       ========     =========     =======       =======

  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                      STATEMENTS OF CHANGES IN NET ASSETS


                       For the Years Ended December 31,



                                                                              Investment Company
                                                ------------------------------------------------------------------------------
                                                   Money Market Fund          All America Fund           Equity Index Fund
                                                ------------------------ --------------------------- -------------------------
                                                    1999        1998          1999          1998         1999         1998
                                                ----------- ------------ -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income (loss) .................   $   163     $    58      $   76,150    $  89,933    $   9,502     $ 26,288
 Net realized gain (loss) on investments ......         9            (6)        5,982        1,744        2,583        2,147
 Net unrealized appreciation (depreciation) of
   investments ................................       (90)        (27)        142,058       32,513       86,992       34,890
                                                  -------     ---------    ----------    ---------    ---------     --------
Net Increase (Decrease) in net assets resulting
 from operations ..............................        82          25         224,190      124,190       99,077       63,325
                                                  -------     ---------    ----------    ---------    ---------     --------
From Unit Transactions:
 Contributions ................................     5,763       6,108         225,775      241,902      200,423      180,950
 Withdrawals ..................................      (741)        (57)        (14,164)     (10,084)     (10,982)      (7,360)
 Net Transfers ................................      (687)     (3,176)        (78,826)     (49,261)      10,361        4,004
                                                  -------     ---------    ----------    ---------    ---------     --------
Net Increase (Decrease) from unit transactions      4,335       2,875         132,785      182,557      199,802      177,594
                                                  -------     ---------    ----------    ---------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS .........     4,417       2,900         356,975      306,747      298,879      240,919
NET ASSETS:
Beginning of Year .............................     6,326       3,426         855,802      549,055      402,411      161,492
                                                  -------     ---------    ----------    ---------    ---------     --------
End of Year ...................................   $10,743     $ 6,326      $1,212,777    $ 855,802    $ 701,290     $402,411
                                                  =======     =========    ==========    =========    =========     ========


                                                                                Investment Company
                                                         ----------------------------------------------------------------
                                                                Mid-Cap
                                                          Equity Index Fund*         Bond Fund        Short-Term Bond Fund
                                                         -------------------- ----------------------- --------------------
                                                                 1999             1999        1998       1999      1998
                                                         -------------------- ----------- ----------- --------- ---------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income (loss) ..........................       $   30          $   1,367   $  1,687    $  218    $  103
 Net realized gain (loss) on investments ...............             (1)            (728)       233         7         6
 Net unrealized appreciation (depreciation) of
   investments .........................................          580             (2,629)    (1,044)     (119)      (12)
                                                               --------        ---------   --------    ------    ------
Net Increase (Decrease) in net assets resulting from
 operations ............................................          609             (1,990)       876       106        97
                                                               --------        ---------   --------    ------    ------
From Unit Transactions:
 Contributions .........................................        1,768             23,334     25,539     1,436     1,370
 Withdrawals ...........................................           --             (1,742)    (2,714)     (553)       --
 Net Transfers .........................................        8,163            (23,253)    (5,483)     (668)     (277)
                                                               --------        ---------   --------    ------    ------
Net Increase (Decrease) from unit transactions .........        9,931             (1,661)    17,342       215     1,093
                                                               --------        ---------   --------    ------    ------
NET INCREASE (DECREASE) IN NET ASSETS ..................       10,540             (3,651)    18,218       321     1,190
NET ASSETS:
Beginning of Period/Year ...............................           --             39,806     21,588     3,014     1,824
                                                               --------        ---------   --------    ------    ------
End of Year ............................................       $10,540         $  36,155   $ 39,806    $3,335    $3,014
                                                               ========        =========   ========    ======    ======

---------
* Commenced operations May 3, 1999.





  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                      STATEMENTS OF CHANGES IN NET ASSETS


                       For the Years Ended December 31,



                                                                                  Investment Company
                                                     -----------------------------------------------------------------------------
                                                             Mid-Term                                           Aggressive
                                                            Bond Fund               Composite Fund              Equity Fund
                                                     ------------------------ -------------------------- -------------------------
                                                         1999        1998          1999         1998         1999         1998
                                                     ----------- ------------ ------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:

 Net investment income (loss) ......................  $     111   $     49     $    24,556   $  14,028    $  (4,624)   $  (1,051)
 Net realized gain (loss) on investments ...........        (39)          (1)        3,345      (2,308)      (1,287)      (5,609)
 Net unrealized appreciation (depreciation) of
   investments .....................................       (155)       (30)         28,739      40,252      146,822       (9,779)
                                                      ---------   ----------   -----------   ---------    ---------    ---------
Net Increase (Decrease) in net assets resulting from
 operations ........................................        (83)        18          56,640      51,972      140,911      (16,439)
                                                      ---------   ----------   -----------   ---------    ---------    ---------
From Unit Transactions:
 Contributions .....................................      3,734      4,187         143,578     160,764      122,221      164,628
 Withdrawals .......................................        (33)      (157)         (7,275)    (13,170)     (11,223)     (15,635)
 Net Transfers .....................................     (2,933)    (2,597)       (230,186)    (43,657)     (51,648)     (57,515)
                                                      ---------   ----------   -----------   ---------    ---------    ---------
Net Increase (Decrease) from unit transactions .....        768      1,433         (93,883)    103,937       59,350       91,478
                                                      ---------   ----------   -----------   ---------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS ..............        685      1,451         (37,243)    155,909      200,261       75,039
NET ASSETS:
Beginning of Year ..................................      3,182      1,731         502,155     346,246      297,188      222,149
                                                      ---------   ----------   -----------   ---------    ---------    ---------
End of Year ........................................  $   3,867   $  3,182     $   464,912   $ 502,155    $ 497,449    $ 297,188
                                                      =========   ==========   ===========   =========    =========    =========


                                                                                   Scudder
                                                -----------------------------------------------------------------------------
                                                       Bond Fund            Capital Growth Fund        International Fund
                                                ----------------------- --------------------------- -------------------------
                                                    1999        1998         1999          1998         1999         1998
                                                ----------- ----------- -------------- ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income (loss) .................  $     63    $    140     $   62,803    $  21,930     $ 13,947     $ 13,208
 Net realized gain (loss) on investments ......     2,420         435         29,561       59,922       42,870        8,854
 Net unrealized appreciation (depreciation) of
   investments ................................    (2,853)       (417)       150,030       20,657       41,902       (3,025)
                                                 --------    --------     ----------    ---------     --------     --------
Net Increase (Decrease) in net assets resulting
 from operations ..............................      (370)        158        242,394      102,509       98,719       19,037
                                                 --------    --------     ----------    ---------     --------     --------
From Unit Transactions:
 Contributions ................................     6,655       7,436        179,349      171,043       48,408       41,383
 Withdrawals ..................................    (7,951)       (747)       (19,485)     (17,243)      (4,488)      (3,269)
 Net Transfers ................................     2,657      (4,105)       (32,768)     (37,452)       5,086       (6,087)
                                                 --------    --------     ----------    ---------     --------     --------
Net Increase (Decrease) from unit transactions      1,361       2,584        127,096      116,348       49,006       32,027
                                                 --------    --------     ----------    ---------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS .........       991       2,742        369,490      218,857      147,725       51,064
NET ASSETS:
Beginning of Year .............................     6,945       4,203        632,957      414,100      157,770      106,706
                                                 --------    --------     ----------    ---------     --------     --------
End of Year ...................................  $  7,936    $  6,945     $1,002,447    $ 632,957     $305,495     $157,770
                                                 ========    ========     ==========    =========     ========     ========

  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                      STATEMENTS OF CHANGES IN NET ASSETS


                       For the Years Ended December 31,



                                                                          American Century             Calvert
                                                                      ------------------------ -----------------------
                                                                      VP Capital Appreciation
                                                                                Fund            Social Balanced Fund
                                                                      ------------------------ -----------------------
                                                                          1999         1998        1999        1998
                                                                      ------------ ----------- ----------- -----------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income (loss) ......................................  $  (1,339)   $  3,232    $   5,513   $   2,632
  Net realized gain (loss) on investments ...........................       (538)     (2,064)       2,463       3,550
  Net unrealized appreciation (depreciation) of investments .........     61,812      (3,934)      (2,145)     (1,400)
                                                                       ---------    --------    ---------   ---------
Net Increase (Decrease) in net assets resulting from operations .....     59,935      (2,766)       5,831       4,782
                                                                       ---------    --------    ---------   ---------
From Unit Transactions:
  Contributions .....................................................     19,332      28,381       29,109      30,086
  Withdrawals .......................................................     (3,725)     (1,400)      (1,433)     (2,076)
  Net Transfers .....................................................    (12,717)     (9,765)     (10,503)    (12,258)
                                                                       ---------    --------    ---------   ---------
Net Increase (Decrease) from unit transactions ......................      2,890      17,216       17,173      15,752
                                                                       ---------    --------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS ...............................     62,825      14,450       23,004      20,534
NET ASSETS:
Beginning of Year ...................................................     94,826      80,376       46,378      25,844
                                                                       ---------    --------    ---------   ---------
End of Year .........................................................  $ 157,651    $ 94,826    $  69,382   $  46,378
                                                                       =========    ========    =========   =========


                                                                                     Fidelity
                                                   ----------------------------------------------------------------------------
                                                    VIP Equity-Income Fund      VIP II Contra Fund     VIP II Asset Manager Fund
                                                   ------------------------- ------------------------- -------------------------
                                                       1999         1998         1999         1998         1999        1998
                                                   ------------ ------------ ------------ ------------ ----------- ------------
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
 Net investment income (loss) ...................   $   5,409    $   6,552    $   9,669    $  10,289    $   8,625   $  11,124
 Net realized gain (loss) on investments ........      49,375       41,256       26,565       43,590        7,343      17,688
 Net unrealized appreciation (depreciation) of
   investments ..................................     (45,238)     (31,062)      62,794       22,246          169     (13,211)
                                                    ---------    ---------    ---------    ---------    ---------   ---------
Net Increase (Decrease) in net assets resulting
 from operations ................................       9,456       16,746       99,028       76,125       16,137      15,601
                                                    ---------    ---------    ---------    ---------    ---------   ---------
From Unit Transactions:
 Contributions ..................................     102,202      132,435      128,973      124,636       63,355      69,680
 Withdrawals ....................................     (20,796)     (22,291)     (14,050)     (15,833)      (3,675)     (2,791)
 Net Transfers ..................................     (73,688)     (58,797)      (3,218)     (43,163)     (23,061)    (31,342)
                                                    ---------    ---------    ---------    ---------    ---------   ---------
Net Increase (Decrease) from unit transactions ..       7,718       51,347      111,705       65,640       36,619      35,547
                                                    ---------    ---------    ---------    ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS ...........      17,174       68,093      210,733      141,765       52,756      51,148
NET ASSETS:
Beginning of Year ...............................     221,756      153,663      377,085      235,320      151,389     100,241
                                                    ---------    ---------    ---------    ---------    ---------   ---------
End of Year .....................................   $ 238,930    $ 221,756    $ 587,818    $ 377,085    $ 204,145   $ 151,389
                                                    =========    =========    =========    =========    =========   =========

  The accompanying notes are an integral part of these financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3


                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

     Separate Account No. 3 of The American Life Insurance Company of New York ("the Company") was established in conformity with New York Insurance Law and commenced operations on December 21, 1994 as a unit investment trust. On that date, the following American Life funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital Appreciation Fund and Calvert Social Balanced Fund. The American Life funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Life Investment Fund ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") and a corresponding fund of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert").


     On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds became available to Separate Account No. 3 as investment alternatives. The Fidelity Equity-Income Fund invests in the corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP") and the Contrafund and Asset Manager Funds invest in corresponding portfolios of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") (collectively, "Fidelity").

     On May 3, 1999 the Mid-Cap Equity Index Fund of the Investment Company became the 17th investment alternative available to Separate Account No. 3.

     Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

     The significant accounting policies of Separate Account No. 3 are as follows:

     Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios.

     Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

     Federal Income Taxes -- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

2. INVESTMENTS
     The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 1999 are as follows:



                                                            Number of   Net Asset
                                                              Shares      Value
                                                           ----------- ----------
       Investment Company Funds:
         Money Market Fund ...............................     9,026    $  1.19
         All America Fund ................................   357,922       3.37
         Equity Index Fund ...............................   240,742       2.88
         Mid-Cap Equity Index Fund .......................     9,514       1.11
         Bond Fund .......................................    27,442       1.30
         Short-Term Bond Fund ............................     3,389       0.99
         Mid-Term Bond Fund ..............................     4,513       0.87
         Composite Fund ..................................   239,869       1.91
         Aggressive Equity Fund ..........................   229,289       2.16
       Scudder Portfolios:
         Bond Portfolio ..................................     1,201       6.49
         Capital Growth Portfolio -- Class "A" ...........    34,306      29.13
         International Portfolio -- Class "A" ............    15,011      20.34
       American Century VP Capital Appreciation Fund .....    10,605      14.84
       Calvert Social Balanced Portfolio .................    32,090       2.17
       Fidelity Portfolios:
         Equity-Income -- "Initial" Class ................     9,251      25.71
         Contrafund -- "Initial" Class ...................    20,030      29.15
         Asset Manager -- "Initial" Class ................    11,017      18.67

3. EXPENSES

     Administrative Fees and Expenses and Cost of Insurance -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for American Century for which the rate charged is
 .20% and each Fidelity fund, for which the rate is .30%) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

     Mortality and Expense Risk Fees -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts a mortality risk charge daily, at an annual rate of .70%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred are greater than estimated.


4. DIVIDENDS

     All dividend distributions are reinvested in additional shares of the respective funds or portfolios at net asset value. On December 31, 1999, a dividend distribution was made by the Investment Company to shareholders of record as of December 30, 1999. Prior thereto, the Investment Company declared and paid a dividend distribution on September 15, 1999. The combined amount of these dividends was as follows:

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

4. DIVIDENDS -- (Continued)


       Money Market Fund .................  $   495
       All America Fund ..................   90,639
       Equity Index Fund .................   17,838
       Mid-Cap Equity Index Fund .........       84
       Bond Fund .........................    2,546
       Short-Term Bond Fund ..............      274
       Mid-Term Bond Fund ................      239
       Composite Fund ....................   32,089
       Aggressive Equity Fund ............       27

     On January 27, 1999 and April 28, 1999, dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $364.

     On January 27, 1999 and April 28, 1999 dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $72,252.

     On April 28, 1999, a dividend was paid by the Scudder International Portfolio. The amount of the dividend was $16,406.

     On December 30, 1999, a dividend was paid by the Calvert Social Balanced Portfolio. The amount of the dividend was $6,639.

     On February 5, 1999, a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $10,795.

     On February 5, 1999, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $15,980.

     On February 5, 1999, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $11,496.

     No dividend was paid by the American Century VP Capital Appreciation Fund during 1999.


5. FINANCIAL HIGHLIGHTS

     Shown below are financial highlights for a Unit outstanding for the year ended December 31, 1999 and for each of the previous years or, if not in existence a full year, the initial period ended December 31:



                                            Investment Company
                          ------------------------------------------------------
                                            Money Market Fund
                          ------------------------------------------------------
                             1999       1998       1997       1996       1995
                          ---------- ---------- ---------- ---------- ----------
Unit value, beginning of
 year ...................  $  2.03    $  1.95    $  1.87     $ 1.80     $ 1.77
                           =======    =======    =======     ======     ======
Unit value, end of year .  $  2.11    $  2.03    $  1.95     $ 1.87     $ 1.80
                           =======    =======    =======     ======     ======

Units outstanding, end of
 year ...................    5,096      3,113      1,755        442         25
                           =======    =======    =======     ======     ======



                                             Investment Company
                          --------------------------------------------------------
                                              All America Fund
                          --------------------------------------------------------
                              1999        1998       1997       1996       1995
                          ----------- ----------- ---------- ---------- ----------
Unit value, beginning of
 year ...................  $    8.09   $    6.76   $   5.39   $   4.52   $  3.36
                           =========   =========   ========   ========   =======
Unit value, end of year .  $   10.05   $    8.09   $   6.76   $   5.39   $  4.52
                           =========   =========   ========   ========   =======
Units outstanding, end of
 year ...................    120,656     105,770     81,264     39,912     9,813
                           =========   =========   ========   ========   =======

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

5. FINANCIAL HIGHLIGHTS -- (Continued)


                                          Investment Company
                       --------------------------------------------------------
                                          Equity Index Fund
                       --------------------------------------------------------
                           1999        1998       1997       1996       1995
                       ----------- ----------- ---------- ---------- ----------
Unit value,
 beginning of
 period/year .........  $    2.86   $    2.26   $   1.72   $   1.42   $  1.25
                        =========   =========   ========   ========   =======
Unit value, end
 of year .............  $    3.41   $    2.86   $   2.26   $   1.72   $  1.42
                        =========   =========   ========   ========   =======
Units outstanding,
 end of year .........    205,553     140,499     71,579     26,794     4,449
                        =========   =========   ========   ========   =======



                                               Investment Company
                       -------------------------------------------------------------------
                          Mid-Cap
                          Equity
                        Index Fund                        Bond Fund
                       ------------ ------------------------------------------------------
                           1999*       1999       1998       1997       1996       1995
                       ------------ ---------- ---------- ---------- ---------- ----------
Unit value,
 beginning of
 period/year .........   $  1.00     $   3.17   $   3.00   $  2.75    $  2.69     $ 2.36
                         =======     ========   ========   =======    =======     ======
Unit value, end
 of year .............   $  1.11     $   3.07   $   3.17   $  3.00    $  2.75     $ 2.69
                         =======     ========   ========   =======    =======     ======
Units outstanding,
 end of year .........     9,513       11,766     12,551     7,204      3,239        507
                         =======     ========   ========   =======    =======     ======


                                                    Investment Company
                                  ------------------------------------------------------
                                                   Short-Term Bond Fund
                                  ------------------------------------------------------
                                     1999       1998       1997       1996       1995
                                  ---------- ---------- ---------- ---------- ----------
Unit value, beginning of year ...  $  1.24    $  1.19    $  1.14    $  1.10     $ 1.08
                                   =======    =======    =======    =======     ======
Unit value, end of year .........  $  1.28    $  1.24    $  1.19    $  1.14     $ 1.10
                                   =======    =======    =======    =======     ======
Units outstanding, end of year ..    2,603      2,422      1,530        908        302
                                   =======    =======    =======    =======     ======



                                                    Investment Company
                                  ------------------------------------------------------
                                                    Mid-Term Bond Fund
                                  ------------------------------------------------------
                                     1999       1998       1997       1996       1995
                                  ---------- ---------- ---------- ---------- ----------
Unit value, beginning of year ...  $  1.32    $  1.26    $  1.19     $ 1.16     $ 1.11
                                   =======    =======    =======     ======     ======

Unit value, end of year .........  $  1.32    $  1.32    $  1.26     $ 1.19     $ 1.16
                                   =======    =======    =======     ======     ======

Units outstanding, end of year ..    2,919      2,404      1,374        460         28
                                   =======    =======    =======     ======     ======


                                         Investment Company
                       -------------------------------------------------------
                                           Composite Fund
                       -------------------------------------------------------
                          1999        1998       1997       1996       1995
                       ---------- ----------- ---------- ---------- ----------
Unit value, beginning
 of year .............  $   4.93   $    4.36   $   3.75   $   3.39   $  3.14
                        ========   =========   ========   ========   =======
Unit value, end of
 year ................  $   5.61   $    4.93   $   4.36   $   3.75   $  3.39
                        ========   =========   ========   ========   =======
Units outstanding, end
 of year .............    82,918     101,886     79,417     27,055     2,688
                        ========   =========   ========   ========   =======



                                          Investment Company
                       ---------------------------------------------------------
                                        Aggressive Equity Fund
                       ---------------------------------------------------------
                           1999        1998        1997       1996       1995
                       ----------- ----------- ----------- ---------- ----------
Unit value, beginning
 of year .............  $    2.02   $    2.15   $    1.80   $   1.43   $   1.05
                        =========   =========   =========   ========   ========
Unit value, end of
 year ................  $    2.85   $    2.02   $    2.15   $   1.80   $   1.43
                        =========   =========   =========   ========   ========
Units outstanding, end
 of year .............    174,367     147,405     103,218     46,985     12,411
                        =========   =========   =========   ========   ========


                                                    Scudder
                          -----------------------------------------------------------
                                                   Bond Fund
                          -----------------------------------------------------------
                              1999        1998        1997        1996        1995
                          ----------- ----------- ----------- ----------- -----------
Unit value, beginning of
  year ..................   $ 13.02     $ 12.37     $ 11.48     $ 11.30     $ 10.68
                            =======     =======     =======     =======     =======
Unit value, end of year .   $ 12.73     $ 13.02     $ 12.37     $ 11.48     $ 11.30
                            =======     =======     =======     =======     =======
Units outstanding, end of
  year ..................       623         534         340         120          35
                            =======     =======     =======     =======     =======



                                                    Scudder
                          -----------------------------------------------------------
                                              Capital Growth Fund
                          -----------------------------------------------------------
                              1999        1998        1997        1996        1995
                          ----------- ----------- ----------- ----------- -----------
Unit value, beginning of
  year ..................  $  36.07    $  29.64     $ 22.11     $ 18.64     $ 14.67
                           ========    ========     =======     =======     =======
Unit value, end of year .  $  48.17    $  36.07     $ 29.64     $ 22.11     $ 18.64
                           ========    ========     =======     =======     =======
Units outstanding, end of
  year ..................    20,809      17,547         970       5,067       2,011
                           ========    ========     =======     =======     =======


                                                                   Scudder
                                         -----------------------------------------------------------
                                                             International Fund
                                         -----------------------------------------------------------
                                             1999        1998        1997        1996        1995
                                         ----------- ----------- ----------- ----------- -----------
Unit value, beginning of year ..........  $  16.93     $ 14.46     $ 13.43     $ 11.85     $ 10.80
                                          ========     =======     =======     =======     =======
Unit value, end of year ................  $  25.83     $ 16.93     $ 14.46     $ 13.43     $ 11.85
                                          ========     =======     =======     =======     =======

Units outstanding, end of year .........     11,828      9,321       7,377       5,193         715
                                          =========    =======     =======     =======     =======


---------
* Commenced operations May 3, 1999.

                     AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

5. FINANCIAL HIGHLIGHTS -- (Continued)


                                                         American Century
                                    -----------------------------------------------------------
                                                            VP Capital
                                                         Appreciation Fund
                                    -----------------------------------------------------------
                                        1999        1998        1997        1996        1995
                                    ----------- ----------- ----------- ----------- -----------
Unit value, beginning of year .....   $ 10.69     $ 11.04     $ 11.53     $ 12.18     $ 11.14
                                      =======     =======     =======     =======     =======
Unit value, end of year ...........   $ 17.40     $ 10.69     $ 11.04     $ 11.53     $ 12.18
                                      =======     =======     =======     =======     =======
Units outstanding, end of year ....     9,062       8,874       7,282       5,921       4,409
                                      =======     =======     =======     =======     =======



                                                             Calvert
                                    ----------------------------------------------------------
                                                         Social Balanced
                                                               Fund
                                    ----------------------------------------------------------
                                       1999        1998        1997        1996        1995
                                    ---------- ----------- ----------- ----------- -----------
Unit value, beginning of year .....  $   3.04   $   2.65     $  2.23     $  2.01     $  1.89
                                     ========   ========     =======     =======     =======
Unit value, end of year ...........  $   3.37   $   3.04     $  2.65     $  2.23     $  2.01
                                     ========   ========     =======     =======     =======
Units outstanding, end of year ....    20,588     15,253       9,760       2,364         115
                                     ========   ========     =======     =======     =======


                                                              Fidelity
                                     -----------------------------------------------------------
                                                                 VIP
                                                            Equity-Income
                                                                Fund
                                     -----------------------------------------------------------
                                         1999        1998        1997        1996       1995*
                                     ----------- ----------- ----------- ----------- -----------
Unit value, beginning of
 year/period .......................   $ 30.65     $ 27.77     $ 21.93     $ 19.43     $ 17.68
                                       =======     =======     =======     =======     =======
Unit value, end of year ............   $ 32.21     $ 30.65     $ 27.77     $ 21.93     $ 19.43
                                       =======     =======     =======     =======     =======
Units outstanding, end of year .....     7,417       7,236       5,533       2,393         449
                                       =======     =======     =======     =======     =======



                                                              Fidelity
                                     -----------------------------------------------------------
                                                               VIP II
                                                               Contra
                                                                Fund
                                     -----------------------------------------------------------
                                         1999        1998        1997        1996        1995
                                     ----------- ----------- ----------- ----------- -----------
Unit value, beginning of
 year/period .......................  $  26.16    $  20.36    $  16.59     $ 13.85     $ 12.41
                                      ========    ========    ========     =======     =======
Unit value, end of year ............  $  32.13    $  26.16    $  20.36     $ 16.59     $ 13.85
                                      ========    ========    ========     =======     =======
Units outstanding, end of year .....    18,296      14,417      11,560       6,672         756
                                      ========    ========    ========     =======     =======


                                                                        Fidelity
                                               -----------------------------------------------------------
                                                                         VIP II
                                                                      Asset Manager
                                                                          Fund
                                               -----------------------------------------------------------
                                                   1999        1998        1997        1996        1995
                                               ----------- ----------- ----------- ----------- -----------
Unit value, beginning of year/period .........   $ 24.04     $ 21.14     $ 17.72     $ 15.66     $ 14.87
                                                 =======     =======     =======     =======     =======
Unit value, end of year ......................   $ 26.40     $ 24.04     $ 21.14     $ 17.72     $ 15.66
                                                 =======     =======     =======     =======     =======
Units outstanding, end of year ...............     7,732       6,297       4,742       2,639       1,178
                                                 =======     =======     =======     =======     =======

---------
* Commenced operations May 1, 1995.


6. SUBSEQUENT EVENT

     In September 1999, Mutual of America Life Insurance Company ("Mutual of America"), submitted to the New York Insurance Department a Plan of Reorganization whereby Mutual of America would prepare for the sale of its wholly-owned subsidiary, The American Life Insurance Company of New York ("the Company"). In preparation for such sale, Mutual of America would assume, subject to approval from the Company's policyowners, the Company's in force business. Upon obtaining approval from the policyowners, Mutual of America will assume the Company's outstanding Variable Universal Life policies ("Policies") pursuant to the assumption reinsurance agreement. Upon transfer of these Policies, Mutual of America will replace the Company as the issuer of the Policies. Commensurate with the transfer, all of the assets and obligations of the variable portion of these Policies will be transferred to Mutual of America's Separate Account No. 3.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

     We have audited the accompanying statement of assets and liabilities of American Life Separate Account No. 3 as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Life Separate Account No. 3 as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP

New York, New York
February 21, 2000

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

     We have audited the accompanying statements of financial condition of The American Life Insurance Company of New York as of December 31, 1999 and 1998, and the related statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Life Insurance Company of New York as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

     This report is intended solely for the information and use of the Board of Directors and management of The American Life Insurance Company of New York and for filing with state insurance departments and other regulatory authorities to whose jurisdiction the Company is subject and should not be used for any other purpose.


/s/ ARTHUR ANDERSEN LLP
New York, New York
February 21, 2000

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                       STATEMENTS OF FINANCIAL CONDITION


                          December 31, 1999 and 1998




                                                                                             1999               1998
                                                                                      ------------------ ------------------
ASSETS
General Account
 Bonds and notes ....................................................................  $ 1,086,821,705    $ 1,148,665,458
 Common stocks ......................................................................       52,570,134         18,019,909
 Preferred stocks ...................................................................        6,078,462          8,952,635
 Cash and short-term investments ....................................................       42,386,082         43,071,763
 Policy loans .......................................................................        7,809,464          8,303,917
 Other invested assets ..............................................................               --             98,611
 Investment income accrued ..........................................................       15,369,034         15,948,956
 Receivables and other assets .......................................................        1,506,634          2,142,179
                                                                                       ---------------    ---------------
   Total General Account ............................................................    1,212,541,515      1,245,203,428
Separate account assets .............................................................      213,251,218        140,113,056
                                                                                       ---------------    ---------------
TOTAL ASSETS ........................................................................  $ 1,425,792,733    $ 1,385,316,484
                                                                                       ===============    ===============
LIABILITIES AND SURPLUS
General Account Liabilities
 Insurance and annuity reserves .....................................................  $ 1,060,317,222    $ 1,107,344,991
 Other contract liabilities and reserves ............................................        9,411,230          9,293,567
 Dividends payable to contract and policyholders ....................................           83,895             93,791
 Interest maintenance reserve .......................................................       15,675,742         17,506,597
 Due to affiliates ..................................................................        4,443,985          5,482,793
 Federal income taxes payable .......................................................        3,338,590          3,941,090
 Other liabilities ..................................................................       16,305,680          1,710,489
                                                                                       ---------------    ---------------
   Total General Account ............................................................    1,109,576,344      1,145,373,318
Separate account reserves and liabilities ...........................................      213,251,218        140,113,056
                                                                                       ---------------    ---------------
TOTAL LIABILITIES ...................................................................    1,322,827,562      1,285,486,374
                                                                                       ---------------    ---------------
Asset Valuation Reserve .............................................................       11,553,626          9,960,197
                                                                                       ---------------    ---------------
SURPLUS
 Capital stock, $4.55 par value, 1,100,000 shares authorized, 550,000 shares issued
   and outstanding ..................................................................        2,502,500          2,502,500
 Assigned surplus ...................................................................       55,143,445         43,548,059
 Unassigned surplus .................................................................       33,765,600         43,819,354
                                                                                       ---------------    ---------------
   Total Surplus ....................................................................       91,411,545         89,869,913
                                                                                       ---------------    ---------------
TOTAL LIABILITIES AND SURPLUS .......................................................  $ 1,425,792,733    $ 1,385,316,484
                                                                                       ===============    ===============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                      STATEMENT OF OPERATIONS AND SURPLUS


                          December 31, 1999 and 1998




                                                                 1999            1998
                                                           --------------- ----------------
INCOME
 Annuity considerations and deposits (Note 1) ............  $  77,375,129   $ 119,057,354
 Life and disability insurance premiums ..................     27,259,600      27,318,300
                                                            -------------   -------------
   Total considerations and premiums .....................    104,634,729     146,375,654
 Reserve adjustment on reinsurance ceded .................     (4,091,395)     (2,998,456)
 Net investment income ...................................     86,622,674      91,825,033
 Separate account investment and administrative fees .....      2,271,456       1,619,170
 Other, net ..............................................      1,121,445         725,189
                                                            -------------   -------------
   Total income ..........................................    190,558,909     237,546,590

                                                            -------------   -------------
DEDUCTIONS
 Change in insurance and annuity reserves ................    (47,025,689)     16,654,360
 Annuity and surrender benefits ..........................    155,491,847     144,281,578
 Net transfers to separate accounts ......................     29,298,085      23,657,434
 Death and disability benefits ...........................     18,974,393      20,153,378
 Operating expenses and other ............................     28,525,080      26,851,380
                                                            -------------   -------------
   Total deductions ......................................    185,263,716     231,598,130
                                                            -------------   -------------
   Net gain before dividends .............................      5,295,193       5,948,460
Dividends to contractholders and policyholders ...........         97,865         117,184
                                                            -------------   -------------
   Net gain from operations ..............................      5,197,328       5,831,276
Federal income tax (provision) benefit ...................        (72,500)        518,812
Net realized capital gains ...............................        362,318         363,187
                                                            -------------   -------------
   Net income ............................................      5,487,146       6,713,275
SURPLUS TRANSACTIONS
 Change in:
   Asset valuation reserve ...............................     (1,593,429)     (3,820,933)
   Unrealized capital gains ..............................     (2,343,338)      3,857,310
   Non-admitted assets and other, net ....................         (8,747)        635,695
                                                            -------------   -------------
    Net change in surplus ................................      1,541,632       7,385,347
SURPLUS
 Beginning of year .......................................     89,869,913      82,484,566
                                                            -------------   -------------
 End of year .............................................  $  91,411,545   $  89,869,913
                                                            =============   =============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                           STATEMENTS OF CASH FLOWS


                          December 31, 1999 and 1998




                                                                         1999             1998
                                                                   ---------------- ----------------
CASH PROVIDED
 Premium and annuity funds received ..............................  $ 104,663,447    $ 146,653,511
 Investment income received ......................................     79,694,002       79,116,499
 Reserve adjustment on reinsurance ceded .........................     (3,994,659)      (2,875,451)
 Separate account investment and administrative fees .............      2,271,456        1,619,170
 Other, net ......................................................      1,031,749          591,081
                                                                    -------------    -------------
   Total receipts ................................................    183,665,995      225,104,810
                                                                    -------------    -------------
 Benefits paid ...................................................    173,735,182      164,174,894
 Dividends paid to contract and policyholders ....................        107,761          129,722
 Insurance and operating expenses paid ...........................     28,239,503       26,890,569
 Net transfers to separate accounts ..............................     30,615,404       23,488,256
                                                                    -------------    -------------
   Total payments ................................................    232,697,850      214,683,441
                                                                    -------------    -------------
   Net cash (used in) provided by operations .....................    (49,031,855)      10,421,369
 Proceeds from long-term investments sold, matured or repaid .....    183,933,270      334,971,358
 Other, net ......................................................     15,206,883          269,274
                                                                    -------------    -------------
   Total cash provided ...........................................    150,108,298      345,662,001
                                                                    -------------    -------------
CASH APPLIED
 Cost of long-term investments acquired ..........................    149,970,238      303,943,877
 Other, net ......................................................        823,741       24,492,360
                                                                    -------------    -------------
   Total cash applied ............................................    150,793,979      328,436,237
                                                                    -------------    -------------
   Net change in cash and short-term investments .................       (685,681)      17,225,764
CASH AND SHORT-TERM INVESTMENTS
 Beginning of year ...............................................     43,071,763       25,845,999
                                                                    -------------    -------------
 End of year .....................................................  $  42,386,082    $  43,071,763
                                                                    =============    =============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                         NOTES TO FINANCIAL STATEMENTS


                          December 31, 1999 and 1998


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     Nature of Operations

     The American Life Insurance Company of New York (the "Company") is a stock life insurance company licensed in all fifty states and the District of Columbia. The Company is a wholly-owned subsidiary of Mutual of America Corporation. Mutual of America Corporation is a wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America"). The Company provides retirement and employee benefit plans in the small to medium size case area. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

     Reorganization -- In September 1999, Mutual of America submitted a Plan of Reorganization (the "Plan") to the State of New York Insurance Department ("New York Insurance Department") whereby Mutual of America would prepare for the sale of the Company. In preparation for such a sale, the Plan indicates that during the period from January 1, 2000 through June 30, 2000, Mutual of America would assume (via an assumption reinsurance agreement) virtually all of the Company's in force business. Mutual of America would then sell the stock of the Company to a third party. Effective October 1, 1999, virtually all new business has been written by Mutual of America. On January 1, 2000, approximately 95% of the Company's in force group business totaling approximately $190.0 million of insurance and annuity reserves was assumed by Mutual of America.


     Basis of Presentation

     The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Insurance Department. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

     In 1999, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles (Codification). Codification will change, to some extent, current prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements going forward. Before Codification becomes effective for the Company, the New York Insurance Department must adopt Codification as the prescribed basis of accounting for its domestic insurers. The New York Insurance Department has not yet reached a decision as to whether it will adopt Codification. Adoption by the New York Insurance Department would not have a material adverse effect on the Company's operating results and financial position.

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     Certain 1998 amounts included in the accompanying financial statements have been reclassified to conform to the 1999 presentation.


     Asset Valuations

     Bonds and Notes -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments in good standing are stated at cost. All other bonds and short-term notes are stated at market value. Unrealized gains and losses on valuation of bonds and short-term investments are recorded directly to unassigned surplus.

     Common and Preferred Stocks -- Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus.

     Policy Loans -- Policy loans are stated at the unpaid principal balance of the loan.

     Other Assets -- Certain other assets, such as furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the statements of financial condition.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (Continued)

     Insurance and Annuity Reserves

     Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which during 1999 and 1998, averaged 4.75% and 5.50%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.


     Interest Maintenance and Asset Valuation Reserves

     Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations and surplus.

     An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.


     Separate Account Operations


     Certain annuity considerations may be invested at the participant's discretion in separate accounts. Separate accounts offered include a multifund account managed by Mutual of America Capital Management Corporation, or certain other funds managed by outside investment advisors. All fund investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), accrues directly to participants and are not reflected in the Company's statements of operations. Charges for investment advisory fees and administration fees are assessed as a percentage of the assets under management and vary based upon the investment objectives of the fund and level of administrative services provided. During both 1999 and 1998 such fees were equal to approximately 1.30% of the total average assets under management. Investment advisory and administrative fees are included in the statement of operations.


     Investments held in the separate accounts are stated at market value. Participants' corresponding equity in the separate accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.


     Premiums and Annuity Considerations

     Insurance premiums and annuity considerations are recognized as income when due. Considerations for deposit type contracts are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.


     Investment Income and Expenses

     General account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.



     Dividends

     Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

2. INVESTMENTS

   Valuation

     The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) and equity securities at December 31, 1999 and 1998 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                          December 31, 1999
                                                            ----------------------------------------------
                                                                          Gross Unrealized
                                                             Statement  ---------------------  NAIC Market
                                                               Value       Gains     Losses       Value
                                                            ----------- ---------- ---------- ------------
                                                                            (in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government
 corporations and agencies ................................ $   407.4    $   3.7    $   5.7   $    405.4
Obligations of states and political subdivisions ..........      43.3         --         .5         42.8
Debt securities issued by foreign governments .............      28.5         .1        1.4         27.2
Corporate securities ......................................     652.0        1.4       28.4        625.0
                                                            ---------    -------    -------   ----------
   Total .................................................. $ 1,131.2    $   5.2    $  36.0   $  1,100.4
                                                            =========    =======    =======   ==========


                                                                         December 31, 1998
                                                            --------------------------------------------
                                                                         Gross Unrealized
                                                             Statement  -------------------  NAIC Market
                                                               Value       Gains    Losses      Value
                                                            ----------- ---------- -------- ------------
                                                                           (in millions)
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government
 corporations and agencies ................................ $   431.8    $   9.7   $   .2   $    441.3
Obligations of states and political subdivisions ..........       8.3        1.8       --         10.1
Debt securities issued by foreign governments .............      31.6        2.2       --         33.8
Corporate securities ......................................     720.1       16.2      7.8        728.5
                                                            ---------    -------   ------   ----------
   Total .................................................. $ 1,191.8    $  29.9   $  8.0   $  1,213.7
                                                            =========    =======   ======   ==========

     Short-term fixed maturity securities with a statement value and NAIC market value of $44.3 million and $43.1 million at December 31, 1999 and 1998, respectively, are included in the above tables. As of December 31, 1999 and 1998, the Company had $3.4 million (with a par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

     At December 31, 1999 and 1998 net unrealized appreciation of common equity securities was $8.0 million and $3.9 million, respectively.


     Maturities

     The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at December 31, 1999 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

2. INVESTMENTS -- (Continued)


                                                      December 31, 1999
                                                   ------------------------
                                                    Statement   NAIC Market
                                                      Value        Value
                                                   ----------- ------------
                                                        (in millions)
         Due in one year or less ................. $    81.5   $     79.3
         Due after one year through five years ...     456.9        444.5
         Due after five years through ten years ..     253.3        246.5
         Due after ten years .....................     339.5        330.1
                                                   ---------   ----------
  Total .......................................... $ 1,131.2   $  1,100.4
                                                   =========   ==========

     Realized Investment Gains

     Sales of fixed maturity securities were as follows:



                                         December 31
                                  -------------------------
                                      1999         1998
                                  ------------ ------------
                                        (in millions)
  Fixed maturity securities
  Proceeds ......................  $   170.0    $   304.6
  Gross realized gains ..........        1.1          2.7
  Gross realized losses .........         .6          1.2

     Sales of investments in fixed maturity securities resulted in $.5 million and $1.5 million of gains being accumulated in IMR in 1999 and 1998, respectively. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1999 and 1998, $2.3 million and $6.1 million of the IMR was amortized and included in net investment income. Included in IMR amortization income for 1998 is a $4.1 million net adjustment related to realized capital gains that should have been exempted from IMR since they were associated with higher than normal general account withdrawal activity (including transfers to the Separate Accounts) that occurred in 1997.

     Net realized capital gains reflected in the statements of operations for the years ended December 31, 1999 and 1998 were as follows:



                                             December 31
                                         -------------------
                                            1999      1998
                                         --------- ---------
                                            (in millions)
  Equity securities (common stock) .....   $  .4     $  .4

3. REINSURANCE AND RELATED TRANSACTIONS

     The Company has a bulk coinsurance agreement with its ultimate parent, Mutual of America, covering certain non-pension insurance business. In consideration for additional reserves assumed under this agreement, the Company assumed premiums and annuity considerations of $13.9 million and $31.0 million in 1999 and 1998, respectively. Total reserve liabilities reinsured under this agreement were as follows:



                                    December 31
                             -------------------------
                                 1999         1998
                             ------------ ------------
                                   (in millions)
  Life and annuity .........   $  659.3     $  687.3
  Other reserves ...........   $    2.6     $    3.1

     Effective January 1, 1999 the existing reinsurance agreement in effect between the Company and Mutual of America was amended. Under the terms of the amended agreement, Mutual of America ceased ceding and the Company ceased assuming new business on and after January 1, 1999.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

4. PENSION PLAN AND POSTRETIREMENT BENEFITS
     Mutual of America is the administrator for a qualified, non-contributory defined benefit pension plan covering virtually all of its own and the Company's eligible employees. Benefits are generally based on years of service and final average salary. Mutual of America's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). Mutual of America also maintains a non-qualified defined benefit plan. This plan provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA.

     At December 31, 1999, all of the qualified pension plan assets are invested in one of Mutual of America's Separate Accounts (consisting primarily of equity securities) and participation in certain other funds managed by outside investment advisers. Pension expense allocated to the Company in 1999 and 1998 was $534 thousand and $724 thousand, respectively.

     Mutual of America also administers two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service; with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. Post retirement benefit expense allocated to the Company for the years ended 1999 and 1998 was $269 thousand and $188 thousand, respectively.



     Savings and Other Incentive Plans

     All employees may participate in a Company sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.7 million in 1999 and 1998, respectively. Mutual of America also sponsors a long-term performance based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in Mutual of America's statutory surplus and the maintenance of certain financial ratios. Compensation expense recognized in 1999 and 1998 related to this plan was $5.0 million and $3.2 million, respectively.



5. COMMITMENTS AND CONTINGENCIES

     The Company is involved in various legal actions which have arisen in the course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered to be material in relation to the Company's financial statements.



6. FEDERAL INCOME TAXES

     The tax provision for the Company was calculated in accordance with the Internal Revenue Code of 1986, as amended. The Company files its federal tax return on a separate company basis. The difference between the actual tax provision (benefit) reflected in the accompanying statements of operations and the expected amounts computed by applying the statutory rate of 35% to operating income arises principally from the recognition of revenues and expenses in different periods for statutory and tax accounting purposes. These differences are primarily related to policyholder insurance reserves, deferred acquisition costs and realized capital gains and losses.


7. RELATED PARTY TRANSACTIONS

     Mutual of America has incurred operating and investment-related costs in connection with the use of its personnel and property on behalf of the Company. During 1999 and 1998, operating and investment-related expenses of $20.3 million and $1.4 million and $17.9 million and $1.4 million, respectively, were charged to the Company and are reflected in the accompanying statements of operations and surplus.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

8. FAIR MARKET VALUE
     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were are follows:



                                               December 31, 1999
                                         -----------------------------
                                            Statement      Estimated
                                              Value       Fair Value
                                         -------------- --------------
                                                 (in millions)
                  ASSETS
  Bonds and notes ......................  $   1,086.8    $   1,056.1
  Common stock .........................         52.6           52.6
  Preferred stock ......................          6.1            6.1
  Cash and short term investments ......         42.4           42.4
  Policy loans .........................          7.8            7.8
                LIABILITIES
  Insurance and annuity reserves .......  $   1,060.3    $     954.0


                                               December 31, 1998
                                         -----------------------------
                                            Statement      Estimated
                                              Value       Fair Value
                                         -------------- --------------
                                                 (in millions)
                  ASSETS
  Bonds and notes ......................  $   1,148.7    $   1,170.6
  Common stock .........................         18.0           18.0
  Preferred stock ......................          9.0            9.0
  Cash and short term investments ......         43.1           43.1
  Policy loans .........................          8.3            8.3
                LIABILITIES
  Insurance and annuity reserves .......  $   1,107.3    $   1,094.4

     Fixed Maturities and Equity Securities -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

     Cash and Short Term Investments -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

     Mortgage Loans -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

     Policy Loans -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

     Insurance and Annuity Reserves -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

     The fair value of annuity contracts (approximately $.5 billion and $.6 billion at December 31, 1999 and 1998, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 7.83% and 5.38% were used at December 31, 1999 and 1998, respectively.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                   ANNUAL STATEMENT AS OF DECEMBER 31, 1999


                     Schedule 1 -- Selected Financial Data

     The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.


Gross Investment Income Earned:
  (excluding amortization of the IMR)
  Government bonds ....................................................   $  4,895,896
  Other bonds (unaffiliated) ..........................................     77,434,865
  Preferred stocks (unaffiliated) .....................................        514,705
  Common stocks (unaffiliated) ........................................        261,231
  Mortgage loans ......................................................         (4,648)
  Premium notes, policy loans and liens ...............................        450,279
  Short-term investments ..............................................      2,222,686
  Aggregate write-ins for investment income ...........................         (2,498)
                                                                          ------------
   Gross investment income ............................................   $ 85,772,516
                                                                          ============
Real Estate Owned -- Book Value less Encumbrances .....................             --
                                                                          ============
Mortgage Loans -- Book Value:
  Residential .........................................................             --
  Commercial ..........................................................             --
                                                                          ------------
   Total ..............................................................   $         --
                                                                          ============

Mortgage Loans by Standing -- Book Value:
  Good standing .......................................................             --
  Good standing with restructured terms ...............................             --
  Interest overdue more than three months, not in foreclosure .........             --
  Foreclosure in process ..............................................             --
                                                                          ------------
                                                                          $         --
                                                                          ============
Other Long-Term Assets -- Statement Value .............................   $         --
                                                                          ============
Bonds and Stocks of Parents, Subsidiaries and Affiliates -- Book Value:
  Bonds ...............................................................       None
  Common Stocks .......................................................       None
  Preferred Stocks ....................................................       None

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                   ANNUAL STATEMENT AS OF DECEMBER 31, 1999


                     Schedule 1 -- Selected Financial Data


Bonds and Short-Term Investments by Class and Maturity:
  Bonds by Maturity -- Statement Value
   Due within one year or less .....................................................  $    81,314,148
   Over 1 year through 5 years .....................................................      456,924,998
   Over 5 years through 10 years ...................................................      253,338,918
   Over 10 years through 20 years ..................................................      188,687,639
   Over 20 years ...................................................................      150,840,676
                                                                                      ---------------
    Total by Maturity ..............................................................  $ 1,131,106,379
                                                                                      ===============
  Bonds by Class -- Statement Value
   Class 1 .........................................................................      797,744,858
   Class 2 .........................................................................      260,472,063
   Class 3 .........................................................................       45,552,632
   Class 4 .........................................................................       21,406,826
   Class 5 .........................................................................        5,600,000
   Class 6 .........................................................................          330,000
                                                                                      ---------------
    Total by Class .................................................................  $ 1,131,106,379
                                                                                      ===============
    Total Bonds Publicly Traded ....................................................  $ 1,104,739,124
    Total Bonds Privately Placed ...................................................       26,367,255
                                                                                      ---------------
                                                                                      $ 1,131,106,379
                                                                                      ===============
Preferred Stocks -- Statement Value ................................................  $     6,078,462
                                                                                      ===============
Common Stocks -- Market Value ......................................................  $    52,570,134
                                                                                      ===============
Short-Term Investments -- Book Value ...............................................  $    44,284,675
                                                                                      ===============
Financial Options Owned -- Statement Value .........................................  $            --
                                                                                      ===============
Financial Options Written and In Force -- Statement Value ..........................  $            --
                                                                                      ===============
Financial Futures Contracts Open -- Current Price ..................................  $            --
                                                                                      ===============
Cash on Deposit ....................................................................  $    (1,898,593)
                                                                                      ===============
Life Insurance in Force (in thousands):
  Industrial .......................................................................               --
  Ordinary .........................................................................  $       559,039
  Credit Life ......................................................................               --
  Group Life .......................................................................        2,196,070
                                                                                      ---------------
                                                                                      $     2,755,109
Amount of Additional Accidental Death Insurance in Force Under Ordinary Policies
  (in thousands): ..................................................................  $        89,576
                                                                                      ===============
Life Insurance Policies with Disability Provisions in Force (in thousands):
  Industrial .......................................................................               --
  Ordinary .........................................................................          105,336
  Credit Life ......................................................................               --
  Group Life .......................................................................               --

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK


                   ANNUAL STATEMENT AS OF DECEMBER 31, 1999


                     Schedule 1 -- Selected Financial Data


Supplementary Contracts in Force (in thousands):
  Ordinary -- Not Involving Life Contingencies -- Amount of Income Payable ..  $   1,512,995
                                                                               =============
  Ordinary -- Involving Life Contingencies -- Amount of Income Payable ......  $     804,394
                                                                               =============
  Group -- Not Involving Life Contingencies -- Amount on Deposit ............  $          --
                                                                               =============
  Group -- Involving Life Contingencies -- Amount on Deposit ................  $          --
                                                                               =============
Annuities:
  Ordinary --
   Immediate -- Amount of Income Payable ....................................  $  67,764,650
   Deferred -- Fully Paid Account Balance ...................................     18,855,446
   Deferred -- Not Fully Paid -- Account Balance ............................    175,409,911
                                                                               -------------
                                                                               $ 262,030,007
                                                                               =============

Accident and Health Insurance -- Premiums in Force:
  Ordinary ..................................................................  $      37,929
  Group .....................................................................      8,111,138
  Credit ....................................................................             --
                                                                               -------------
                                                                               $   8,149,067
Deposit Funds and Dividend Accumulations:
  Deposit Funds -- Account Balance ..........................................  $ 215,472,101
  Dividend Accumulations -- Account Balance .................................        164,974
                                                                               -------------
                                                                               $ 215,637,075
                                                                               =============

Claim Payments 1999:
  Group Accident and Health
   1999 .....................................................................        132,752
   1998 .....................................................................        132,636
   1997 .....................................................................        138,019
  Other Accident & Health
   1999 .....................................................................         27,960
   1998 .....................................................................         22,467
   1997 .....................................................................         31,543
  Other Coverages that use developmental methods to calculate claims reserves
   1999 .....................................................................             --
   1998 .....................................................................             --
   1997 .....................................................................             --

                           PART II. OTHER INFORMATION


                       CONTENTS OF REGISTRATION STATEMENT

     This registration statement comprises the following papers and documents:

     The facing sheet;


     The prospectus, consisting of 76 pages;


     The undertaking required by Section 15(d) of the Securities Exchange Act of 1934 -- included in Registration Statement and Pre-Effective Amendment No. 1.;

     The undertaking pursuant to Rule 484 -- included in Registration Statement and Pre-Effective Amendment No. 1.

     The representations pursuant to Rule 6e-3(T) -- included in Registration Statement and Pre-Effective Amendment No. 1.

     The representation as to reasonableness of fees and charges deducted under the Policies was included in Post-Effective Amendment No. 3 and is restated herein as follows: The Insurance Company represents and undertakes that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

     The signatures;

     Written consents of the following persons:

      Arthur Andersen LLP

      Jones & Blouch L.L.P.

     The following exhibits are filed as part of this Registration statement:



   6     Opinion and consent of Actuary of American Life
  10     Consent of Arthur Andersen LLP
  11     Consent of Jones & Blouch L.L.P.

---------
  Powers of Attorney of Messrs. Altstadt, Burns, Ciecka, Conway, DeMilt, Gilliam, Herman and Lichtenstein are set forth on the signature pages of the Registration Statement filed on February 14, 1994.

  Power of Attorney of Mr. Moran is set forth on the signature pages of the Pre-Effective Amendment No. 1 to Registration Statement filed on April 29, 1994.

  Power of Attorney of Mr. Curiale was filed with Post-Effective Amendment No. 4 on April 24, 1998.

  Powers of Attorney of Jeremy J. Brown, John R. Greed, Diane M. Aramony, Amir Lear and Robert W. Ruane were filed with Post-Effective Amendment No. 5 on March 2, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of the Securities Act Rule 485(b) for the effectiveness of this amendment to Registration Statement and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the 27th day of April, 2000.


                                        THE AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                                              (Registrant)

                                        THE AMERICAN LIFE INSURANCE COMPANY OF
                                        NEW YORK
                                               (Depositor)


                                        By: /s/   MANFRED ALTSTADT
                                          -------------------------------------

                                                  Manfred Altstadt

                                           Senior Executive Vice President
                                              and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2000.

               Signature                                      Title
---------------------------------------   ---------------------------------------------
                  *                       Chairman and Chief Executive Officer;
--------------------------------------    Director
          Thomas J. Moran

     /s/  MANFRED ALTSTADT                Senior Executive Vice President &
--------------------------------------    Chief Financial Officer; Director
          Manfred Altstadt
                  *                       Senior Vice President & Corporate Secretary;
--------------------------------------    Director
          Diane M. Aramony
                  *                       Executive Vice President and Chief Actuary;
--------------------------------------    Director
          Jeremy J. Brown
                  *                       Senior Executive Vice President &
--------------------------------------    General Counsel; Director
          Patrick A. Burns
                  *                       Director
--------------------------------------
          Richard J. Ciecka
                  *                       Executive Vice President;
--------------------------------------    Director
          William S. Conway
                  *                       Senior Executive Vice President;
--------------------------------------    Director
         Salvatore R. Curiale
                  *                       Executive Vice President;
--------------------------------------    Director
          William A. DeMilt
                  *                       Executive Vice President;
--------------------------------------    Director
          Thomas E. Gilliam

               Signature                                   Title
---------------------------------------   --------------------------------------
                  *                       Executive Vice President & Treasurer;
--------------------------------------    Director
             John R. Greed
                  *                       Vice Chairman of the Board;
--------------------------------------    Director
          Theodore L. Herman
                  *                       Senior Vice President; Director
--------------------------------------
              Amir Lear
                  *                       President & Chief Operating Officer;
--------------------------------------    Director
          Howard Lichtenstein
                  *                       Senior Vice President; Director
--------------------------------------
           Robert W. Ruane
 *By /s/    MANFRED ALTSTADT
   ----------------------------------
            Manfred Altstadt
            Attorney-in-Fact

                                 EXHIBIT INDEX




   Number                                                                   Page
-----------                                                                -----
  99.6        Opinion and Consent of Actuary of American Life ..........
 99.10        Consent of Arthur Andersen LLP ...........................
 99.11        Consent of Jones & Blouch L.L.P. .........................